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                                                                    EXHIBIT 99.3







                           FIFTH AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                      among


                             OUTDOOR SYSTEMS, INC.,
                                 MEDIACOM INC.,

                               The Several Lenders
                        from Time to Time Parties Hereto


                                       and


                       CANADIAN IMPERIAL BANK OF COMMERCE,
                         as US Administrative Agent and
                          Canadian Administrative Agent


                           Dated as of August 15, 1997
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                                TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS......................................................1
      1.1     Defined Terms..................................................1
               Aggregate Outstanding Canadian Revolving Extensions of
                Credit.......................................................2
               Aggregate Outstanding US Revolving Extensions of Credit.......3
               Application...................................................4
               Available Canadian Revolving Credit Commitment................4
               Canadian Issuing Lender.......................................6
               Canadian L/C Obligations......................................6
               L/C Participants..............................................6
               L/C Reimbursement Obligation..................................6
               Canadian Letters of Credit....................................6
               Issuing Lenders..............................................19
               L/C Fee Payment Date.........................................19
               L/C Obligations..............................................19
               L/C Participants.............................................19
               L/C Reimbursement Obligation.................................19
               Letters of Credit............................................19
               Loan Documents...............................................20
               Uniform Customs..............................................26
               Issuing Lender...............................................28
               US L/C Obligations...........................................28
               L/C Participants.............................................28
               L/C Reimbursement Obligation.................................28
               US Letters of Credit.........................................28
      1.2     Other Definitional Provisions.................................29


SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.................................30
      2.1     US Revolving Credit Commitments...............................30
      2.2     Canadian Revolving Credit Commitments.........................30
      2.3     US Revolving Credit Notes.....................................31
      2.4     Increase of Revolving Credit Commitments......................31
      2.5     Procedure for US Revolving Credit Borrowing...................32
      2.6     Procedure for C$ Prime Loan Revolving Credit Borrowing........32
      2.7     Fees..........................................................33
      2.8     Termination or Reduction of Revolving Credit Commitments......33
      2.9     US Term Loans.................................................35
      2.10   Canadian Term Loans............................................35
      2.11   US Term Notes and Repayment....................................35
      2.12   Canadian Term Repayment........................................36
      2.13   Fees...........................................................36
      2.14   Procedure for Term Loan Borrowings.............................37
      2.15   Repayment of Loans.............................................37
      2.16   Bankers' Acceptances...........................................39
      2.17   Circumstances Making Bankers' Acceptances Unavailable..........42


SECTION 3.  LETTERS OF CREDIT...............................................43
      3.1      L/C Commitments..............................................43
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      3.2      Procedure for Issuance of Letters of Credit..................44
      3.3      Fees, Commissions and Other Charges..........................44
      3.4      L/C Participations...........................................45
      3.5      L/C Reimbursement Obligations of the Borrower................47
      3.6      Obligations Absolute.........................................47
      3.7      Letter of Credit Payments....................................48
      3.8      Application..................................................48


SECTION 4.  GENERAL PROVISIONS..............................................48
      4.1     Interest Rates and Payment Dates..............................48
      4.2     Optional Prepayments..........................................49
      4.3     Mandatory Prepayments and Reduction of Revolving Credit
               Commitments..................................................50
      4.4     Conversion and Continuation Options...........................54
      4.5     Minimum Amounts and Maximum Number of Tranches................56
      4.6     Computation of Interest and Fees..............................56
      4.7     Inability to Determine Interest Rate..........................57
      4.8     Pro Rata Treatment and Payments...............................57
      4.9     Illegality....................................................58
      4.10    Requirements of Law...........................................59
      4.11    Taxes.........................................................60
      4.12    Indemnity.....................................................62


SECTION 5.  REPRESENTATIONS AND WARRANTIES..................................62
      5.1     Financial Condition...........................................62
      5.2     No Change.....................................................63
      5.3     Corporate Existence; Compliance with Law......................63
      5.4     Corporate Power; Authorization; Enforceable Obligations.......64
      5.5     No Legal Bar..................................................64
      5.6     No Material Litigation........................................64
      5.7     No Default....................................................65
      5.8     Ownership of Property; Liens..................................65
      5.9     Advertising Displays..........................................65
      5.10    No Burdensome Restrictions....................................65
      5.11    Taxes.........................................................65
      5.12    Federal Regulations...........................................65
      5.13    ERISA.........................................................66
      5.14    Investment Company Act; Other Regulations.....................67
      5.15    Subsidiaries..................................................67
      5.16    Purpose of Loans..............................................67
      5.17    Environmental Matters.........................................67
      5.18    Regulation H..................................................68
      5.19    Solvency......................................................68
      5.20    Material Agreements...........................................69
      5.21    Purchase Agreement............................................69
      5.22    Intellectual Property.........................................69
      5.23    No Material Misstatements.....................................69


SECTION 6.  CONDITIONS PRECEDENT............................................70
      6.1     Conditions to Effectiveness...................................70
      6.2     Conditions to Loans on the Acquisition Closing Date...........71
      6.3     Conditions to Each Extension of Credit........................73


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SECTION 7.  AFFIRMATIVE COVENANTS...........................................73
      7.1     Financial Statements..........................................74
      7.2     Certificates; Other Information...............................74
      7.3     Payment of Obligations........................................75
      7.4     Conduct of Business and Maintenance of Existence..............75
      7.5     Maintenance of Property; Insurance............................76
      7.6     Inspection of Property; Books and Records; Discussions........76
      7.7     Notices.......................................................76
      7.8     Environmental Laws............................................77
      7.9     Lease Renewals................................................78
      7.10    Additional Collateral.........................................78
      7.11    Interest Rate Protection......................................79
      7.12    Canadian Pension Plans........................................79


SECTION 8.  NEGATIVE COVENANTS..............................................79
      8.1     Financial Condition Covenants.................................80
      8.2     Limitation on Indebtedness....................................81
      8.3     Limitation on Liens...........................................81
      8.4     Limitation on Guarantee Obligations...........................83
      8.5     Limitation on Fundamental Changes.............................83
      8.6     Limitation on Sale of Assets..................................83
      8.7     Limitation on Leases..........................................84
      8.8     Limitation on Dividends.......................................85
      8.9     Limitation on Investments, Loans and Advances.................85
      8.10    Limitation on Optional Payments and Modifications of Debt
               Instruments..................................................86
      8.11    Limitation on Transactions with Affiliates....................86
      8.12    Limitation on Sales and Leasebacks............................86
      8.13    Limitation on Changes in Fiscal Year..........................87
      8.14    Limitation on Negative Pledge Clauses.........................87
      8.15    Limitation on Lines of Business...............................87


SECTION 9.  EVENTS OF DEFAULT...............................................87


SECTION 10.  THE ADMINISTRATIVE AGENTS......................................91
      10.1   Appointment....................................................91
      10.2   Delegation of Duties...........................................92
      10.3   Exculpatory Provisions.........................................92
      10.4   Reliance by Administrative Agent...............................92
      10.5   Notice of Default..............................................93
      10.6   Non-Reliance on Administrative Agents and Other Lenders........93
      10.7   Indemnification................................................93
      10.8   Administrative Agents in Their Individual Capacities...........94
      10.9   Successor Administrative Agent.................................94
      10.10  Releases of Guarantees and Collateral..........................94


SECTION 11.  MISCELLANEOUS..................................................94
      11.1   Amendments and Waivers.........................................94
      11.2   Notices........................................................96
      11.3   No Waiver; Cumulative Remedies.................................97
      11.4   Survival of Representations and Warranties.....................97
      11.5   Payment of Expenses and Taxes..................................97


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      11.6   Successors and Assigns; Participations and Assignments.........98
      11.7   Adjustments; Set-off..........................................100
      11.8   Counterparts..................................................101
      11.9   Severability..................................................101
      11.10 Integration....................................................101
      11.11 GOVERNING LAW..................................................102
      11.12 Submission To Jurisdiction; Waivers............................102
      11.13 Acknowledgements...............................................102
      11.14 WAIVERS OF JURY TRIAL..........................................103
      11.15 Confidentiality................................................103


                                      -iv-
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SCHEDULES

SCHEDULE 1.1A   Commitments; Lending Offices;
                    Addresses for Notice
SCHEDULE 1.1B   Pricing Grid
SCHEDULE 1.1C   Mortgage Locations
SCHEDULE 5.2    Dividends, etc.
SCHEDULE 5.3    Foreign Jurisdictions
SCHEDULE 5.9    Advertising Displays
SCHEDULE 5.15   Restricted Subsidiaries
SCHEDULE 5.20   Material Agreements
SCHEDULE 8.2    Indebtedness
SCHEDULE 8.3    Liens
SCHEDULE 8.11   Affiliated Transactions

EXHIBITS

EXHIBIT A-1     Form of Promissory Note
EXHIBIT A-2     Form of US Term Note
EXHIBIT B       Form of Global Assignment and Acceptance
EXHIBIT C       Form of Global Affirmation and Restatement
EXHIBIT D       Form of Mortgage Supplement
EXHIBIT E       Form of Assignment and Acceptance
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                                                                               1


            FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 1997, among OUTDOOR SYSTEMS, INC., a Delaware corporation (the "Company"), MEDIACOM INC., a Canadian corporation (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions (collectively, the "Lenders") from time to time parties hereto, and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as US Administrative Agent (as defined below), and CANADIAN IMPERIAL BANK OF COMMERCE, as Canadian Administrative Agent (as defined below).


                              W I T N E S S E T H :


            WHEREAS, pursuant to the Fourth Amended and Restated Credit Agreement, dated as of October 22, 1996 (as amended prior to the date hereof, the "Existing Credit Agreement"), among the several banks and other financial institutions parties thereto, Canadian Imperial Bank of Commerce, New York Agency, as US Administrative Agent, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent, such lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

            WHEREAS, pursuant to the Agreement of Purchase and Sale, dated as of April 30, 1997 (the "Purchase Agreement"), between Minnesota Mining and Manufacturing Company (the "Seller") and the Company, the Company has agreed to acquire (the "Acquisition"), and the Seller has agreed to sell, all the shares of the issued and outstanding Capital Stock of National Advertising Company, a Delaware corporation ("NAC"); and

            WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agents enter into this Fifth Amended and Restated Credit Agreement to amend certain provisions of the Existing Credit Agreement and for the purpose, among others, of providing a source of funds to enable the Company to consummate the Acquisition, and the Lenders and the Administrative Agents have agreed to do so;

            NOW THEREFORE, the parties hereto hereby agree that, effective on the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety as follows:



                             SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "ABR": on any particular date, a rate of interest per annum equal to the highest of:

            (a) the rate of interest most recently announced by CIBC as its Base Rate (the "CIBC Base Rate");
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            (b)   the Federal Funds Rate for such date plus 1%; and

            (c) the C/D Published Moving Rate most recently determined by CIBC plus 1%.

      The CIBC Base Rate is not necessarily intended to be the lowest rate of interest charged by CIBC in connection with extensions of credit.

            "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

            "Acceptance Fee": the fee payable in C$ to each Canadian Revolving Credit Lender in respect of Bankers' Acceptances computed in accordance with subsection 2.16(e).

            "Acquisition": as defined in the recitals hereto.

            "Acquisition Closing Date": the date (which shall in no event be later than November 30, 1997) of consummation of the Acquisition pursuant to the Purchase Agreement.

            "Adjustment Date": each date after the Closing Date that is the second Business Day following receipt by the Lenders of both (i) the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, for the most recently completed fiscal period and (ii) the related Compliance Certificate required to be delivered pursuant to subsection 7.2(b) with respect to such fiscal period.

            "Administrative Agents": the collective reference to the US Administrative Agent and the Canadian Administrative Agent.

            "Advertising Displays": all posters, signs, billboards and other outdoor advertising displays and related sites therefor owned or leased (as lessee) by the Company and its Restricted Subsidiaries.

            "Affiliate": as to any Person, any other Person (other than a Subsidiary or, in the case of the Company and its Restricted Subsidiaries, a Restricted Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

            "Agreement": this Fifth Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time.

            "Aggregate Outstanding Canadian Revolving Extensions of Credit": as to any Canadian Revolving Credit Lender at any time, an amount equal to the sum of (a) the
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      aggregate principal amount of all Canadian Revolving Credit Loans made or, in the case of Bankers' Acceptances, purchased or accepted, by such Canadian Revolving Credit Lender then outstanding and (b) such Lender's Canadian Revolving Credit Commitment Percentage of the Canadian L/C Obligations then outstanding.

            "Aggregate Outstanding US Revolving Extensions of Credit": as to any US Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all US Revolving Credit Loans made by such US Revolving Credit Lender then outstanding and (b) such Lender's US Revolving Credit Commitment Percentage of the US L/C Obligations then outstanding.

            "Applicable BA Discount Rate": with respect to any Canadian Revolving Credit Lender, as applicable to a Bankers' Acceptance being purchased by such Canadian Revolving Credit Lender on any day, the CDOR Rate in effect on such day with respect to such Bankers' Acceptance.

            "Applicable Margin": (a) as applied to a given Type of Revolving Credit Loan or Term Loan, the rate per annum determined as follows: during the period from the Closing Date until the first Adjustment Date, the Applicable Margin in respect of Revolving Credit Loans and Term Loans shall equal (i) with respect to ABR Loans and C$ Prime Loans, 1.125% per annum and (ii) with respect to Eurodollar Loans and Bankers' Acceptance borrowings, 2.125% per annum; provided such Applicable Margins will be adjusted on each Adjustment Date after the Closing Date (or, if earlier than the first Adjustment Date after the Closing Date, upon the satisfaction of the requirements set forth in clause (A) below), to the applicable rate per annum set forth under the heading "ABR Loans/C$ Prime Loans Applicable Margin" or "Eurodollar Loans/Bankers' Acceptance Applicable Margin" on Schedule 1.1B which corresponds to the Total Leverage Ratio determined from (A) in the case of such adjustment prior to the first Adjustment Date after the Closing Date, the pro forma financial statements, certified by a Responsible Officer, covering the four consecutive fiscal quarters of the Company most recently ended prior thereto demonstrating in reasonable detail the Total Leverage Ratio as at the last day thereof adjusted as if the transactions to be consummated on the Closing Date and the Acquisition Closing Date had occurred at the beginning of such four-quarter period and (B) in the case of each such following Adjustment Date, the financial statements and Compliance Certificate relating to the end of the fiscal quarter immediately preceding such Adjustment Date; provided, further that in the event that the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then

                  (a) if such financial statements and Compliance Certificate are delivered after the date such financial statements and
            Compliance Certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then the Applicable Margins in respect of Revolving Credit Loans and Term Loans during the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (without giving effect to any applicable
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                                                                               4


            cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                  (b) if such financial statements and Compliance Certificate are delivered after the date such financial statements and Compliance Certificate were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and Compliance Certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and Compliance Certificate actually are delivered; and

                  (c) if such financial statements and Compliance Certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and Compliance Certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which such financial statements and Compliance Certificate actually are delivered, the Applicable Margin in respect of (i) Revolving Credit Loans and Term Loans shall be 1.125% per annum, in the case of ABR Loans and C$ Prime Loans, and 2.125% per annum, in the case of Eurodollar Loans and Bankers' Acceptance borrowings.

            "Application": an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

            "Approved Fund": with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Assignee": as defined in subsection 11.6(c).

            "Available Canadian Revolving Credit Commitment": as to any Canadian Revolving Credit Lender, at any time, an amount equal to the excess, if any, of (a) such Canadian Revolving Credit Lender's Canadian Revolving Credit Commitment over (b) the sum of (i) the aggregate principal amount of all Canadian Revolving Credit Loans made by such Lender then outstanding and (ii) such Lender's Canadian Revolving Credit Commitment Percentage of the Canadian L/C Obligations then outstanding.

            Available US Revolving Credit Commitment": as to any US Revolving Credit Lender, at any time, an amount equal to the excess, if any, of (a) such US Revolving Credit Lender's US Revolving Credit Commitment over (b) the sum of (i) the aggregate principal amount of all US Revolving Credit Loans made by such Lender then outstanding and (ii) such Lender's US Revolving Credit Commitment Percentage of the US L/C Obligations then outstanding.

            "BA Discount Proceeds": in respect of any Bankers' Acceptance to be purchased by a Canadian Revolving Credit Lender on any day under subsection 2.16, an amount
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                                                                               5


      (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

            (a)  the face amount of such Bankers' Acceptance; by

            (b)  the sum of one plus the product of:

                  (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                  (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365;

                        with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

            "Bankers' Acceptance": a bill of exchange denominated in C$ drawn by the Canadian Borrower and accepted by a Canadian Revolving Credit Lender pursuant to subsection 2.16.

            "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.5, 2.6, 2.14, 2.16 or 3.2 as a date on which a Borrower requests certain of the Lenders to make Loans hereunder or the applicable Issuing Lender to issue Letters of Credit hereunder.

            "Business": as defined in subsection 5.17(b).

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Toronto are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, "Business Day" shall mean any Business Day on which dealings in Dollars between banks may be carried on in London, Toronto and New York City.

            "Canadian Administrative Agent": Canadian Imperial Bank of Commerce, together with its affiliates, as the administrative agent for the Canadian Revolving Credit Lenders and Canadian Term Loan Lenders under this Agreement and the other Loan Documents.

            "Canadian Demand Debenture": the Demand Debenture executed and delivered under the Existing Credit Agreement by the Canadian Borrower on the Original Closing Date in substantially the form of Exhibit B-2 to the Third Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Canadian Debenture Pledge Agreement": the Debenture Pledge Agreement executed and delivered under the Existing Credit Agreement by the Canadian Borrower on the Original Closing Date in substantially the form of Exhibit B-2 to the Third

      Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Canadian Dollars" or "C$": lawful currency of Canada.

            "Canadian Exchange Rate": on a particular date, the rate at which C$ may be exchanged into US Dollars, determined by reference to the Bank of Canada noon rate as published on the Reuters Screen page BOFC. In the event that such rate does not appear on such Reuters page, the "Canadian Exchange Rate" shall be determined by reference to any other means (as selected by the Canadian Administrative Agent) by which such rate is quoted or published from time to time by the Bank of Canada (in each case as in effect at or about 12:00 Noon, Local Time, on the Business Day immediately preceding the relevant date of determination); provided, that if at the time of any such determination, for any reason, no such exchange rate is being quoted or published, the Canadian Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be prima facie evidence of the accuracy thereof.

            "Canadian Issuing Lender": CIBC, in its capacity as issuer of any Canadian Letter of Credit.

            "Canadian L/C Commitment": C$7,000,000.

            "Canadian L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Canadian Letters of Credit and (b) the aggregate amount of drawings under Canadian Letters of Credit which have not then been reimbursed pursuant to subsection 0.

            "Canadian L/C Participants": the collective reference to all the Canadian Revolving Credit Lenders other than the Canadian Issuing Lender.

            "Canadian L/C Reimbursement Obligation": the obligation of the Canadian Borrower to reimburse the Canadian Issuing Lender pursuant to subsection 0 for amounts drawn under Canadian Letters of Credit.

            "Canadian Lending Office": as to each Canadian Revolving Credit Lender, the office in Canada specified as the "Canadian Lending Office" of such Lender on Schedule 1.1A or in an Assignment and Acceptance or such other office in Canada as may be designated by such Lender by written notice to the Company and the Canadian Administrative Agent.

            "Canadian Letters of Credit": as defined in subsection 3.1(b).

            "Canadian Pension Plan": any plan, program, arrangement or understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada (whether or not registered under any such laws) which is maintained or contributed to by (or to which there is or may be an obligation to contribute of), any Borrower or any Subsidiary of the
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                                                                               7


      Company in respect of any person's employment in Canada or a province or territory thereof with the Company or any Subsidiary of the Company and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee.

            "Canadian Revolving Credit Commitment": as to any Canadian Revolving Credit Lender, its obligation to make Canadian Revolving Credit Loans to, to purchase Bankers' Acceptances from, and/or issue or participate in Canadian Letters of Credit issued on behalf of, the Canadian Borrower in an aggregate amount not to exceed at any one time outstanding the amount set forth under such Canadian Revolving Credit Lender's name on Schedule 1.1A opposite the heading "Canadian Revolving Credit Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's Canadian Revolving Credit Commitment assigned to such Assignee pursuant to subsection 11.6 (in each case as such amount may be adjusted from time to time as provided herein).

            "Canadian Revolving Credit Commitment Percentage": as to any Canadian Revolving Credit Lender, the percentage of the aggregate Canadian Revolving Credit Commitments constituted by its Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the percentage which (i) the sum of (a) the aggregate principal amount of such Lender's then outstanding Canadian Revolving Credit Loans plus (b) such Lender's interests in the aggregate Canadian L/C Obligations then outstanding then constitutes of (ii) the sum of (a) the aggregate Canadian Revolving Credit Loans made, purchased or accepted by the Canadian Revolving Credit Lenders then outstanding plus
      (b) the aggregate Canadian L/C Reimbursement Obligations then outstanding).

            "Canadian Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Canadian Revolving Credit Commitment Termination Date.

            "Canadian Revolving Credit Commitment Termination Date": the earlier of (a) June 30, 2004 or, if such date is not a Business Day, the Business Day next preceding such date and (b) the date upon which the Canadian Revolving Credit Commitments shall be terminated pursuant hereto.

            "Canadian Revolving Credit Lender": any Lender having a Canadian Revolving Credit Commitment or that holds outstanding Canadian Revolving Credit Loans or Canadian L/C Obligations hereunder.

            "Canadian Revolving Credit Loans": as defined in subsection 2.2.

            "Canadian Security Documents": the collective reference to the Canadian Demand Debenture, Canadian Debenture Pledge Agreement and the Hypothec, and all other security documents hereafter delivered to the Canadian Administrative Agent granting a Lien on any asset or assets of the Canadian Borrower or any Canadian Subsidiary to secure the obligations and liabilities of the Canadian Borrower hereunder and under any of the other Loan Documents or to secure any guarantee, if any, by any Canadian Subsidiary of any such obligations and liabilities.

            "Canadian Subsidiary": any Subsidiary of the Canadian Borrower that is incorporated or organized under the laws of Canada or any province thereof.

            "Canadian Term Loan": as defined in subsection 2.10.

            "Canadian Term Loan Lender": any Lender having a Canadian Term Loan Commitment hereunder or that holds outstanding Canadian Term Loans.

            "Canadian Term Loan Maturity Date": June 30, 2004.

            "Canadian Term Loan Commitment": as to any Canadian Term Loan Lender, its obligation to make and continue a US$ Loan to the Canadian Borrower on the Closing Date pursuant to subsection 2.10 in an aggregate amount equal to the amount set forth under such Canadian Term Loan Lender's name in Schedule 1.1A opposite the heading "Canadian Term Loan Commitment"; collectively, the "Canadian Term Loan Commitments".

            "Canadian Term Loan Commitment Percentage": as to any Canadian Term Loan Lender, the percentage of the aggregate Canadian Term Loan Commitments constituted by its Canadian Term Loan Commitment or, following the Closing Date, the percentage of the aggregate outstanding Canadian Term Loans constituted by its Canadian Term Loan.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Capital Expenditures": expenditures in respect of the purchase or other acquisition of, or improvement to, any assets which are characterized as fixed or capital assets in accordance with GAAP (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and excluding any such asset acquired as part of a Permitted Acquisition).

            "Cash Equivalents": (i) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof or by Canada or any province thereof (provided that the full faith and credit of the United States or Canada or any province thereof is pledged in support thereof) having maturities of not more than 30 days from the date of acquisition, (ii) time deposits and certificates of deposit having maturities of not more than 30 days from the date of acquisition of any Lender or of any commercial bank incorporated in the United States or Canada of recognized standing the senior unsecured long-term debt of which is rated at least A or the equivalent thereof by Standard & Poor's Ratings Services ("S&P") or A2 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") or at least A or the equivalent thereof by Canadian Bond Rating Service Limited or at least A Middle or the equivalent thereof by Dominion Bond Rating Service Limited, and having capital and surplus in excess of $500,000,000, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) entered into with any bank meeting the qualifications specified in clause
      (ii) above, and (iv) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's or the equivalent thereof by Canadian Bond Rating Service Limited or at least R-I (Middle or High) or the equivalent thereof by Dominion Bond Rating Service Limited, and in any case maturing within 30 days after the date of acquisition.

            "C$ Equivalent": on any date of determination, with respect to any amount in US$, the equivalent in C$ of such amount determined by the Canadian Administrative Agent using the US$ Exchange Rate then in effect.

            "C$ Prime Loans": Canadian Revolving Credit Loans at such time as they bear interest at a rate based upon the C$ Prime Rate.

            "C$ Prime Rate": with respect to a C$ Prime Loan, on any day, the greater of (a) the annual rate of interest announced from time to time by CIBC as its reference rate then in effect for determining interest rates on C$ denominated commercial loans in Canada and (b) the annual rate of interest equal to the sum of (i) the CDOR Rate for such day and (ii) 0.50% per annum.

            "CDOR Rate": on any date, the per annum rate of interest which is the rate based on the rate applicable to C$ bankers' acceptances for a term of 30 days (in the case of the definition of "C$ Prime Rate") or for a term equivalent to the term of the relevant Bankers' Acceptances (in the case of the definition of "Applicable BA Discount Rate") appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time) for acceptances of Schedule I banks under the Bank Act (Canada) as of 10:00 A.M., Local Time, on such date, or if such date is not a Business Day, then on the immediately preceding Business Day; provided, however, that if no such rate appears on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any date shall be calculated as the arithmetic mean of the rates for the term and amount referred to above applicable to C$ bankers' acceptances quoted by CIBC as of 10:00 A.M., Local Time, on such date or, if such date is not a Business Day, then on the immediately preceding Business Day.

            "C/D Published Moving Rate": on any particular date, the latest three-week moving average of daily secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market lenders, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly for the three-week period ending on the previous Friday by the US Administrative Agent on the basis of:

                  (a) such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York (as adjusted for reserves and assessments in the same manner as the C/D Quoted
            Rate); or

                  (b) if such publication shall be suspended or terminated, the
            C/D Quoted Rate determined by the US Administrative Agent on the basis of quotations for such rates by the US Administrative Agent.

            "C/D Quoted Rate": relative to any determination of the C/D Published Moving Rate in circumstances when publication of the rates referred to in clause (a) of the definition thereof has been suspended or terminated, the rate of interest per annum determined by the US Administrative Agent to be the sum (rounded upward to the nearest 1/16th of 1%) of:

                  (a) the rate obtained by dividing (i) the average (rounded upward to the nearest 1/16th of 1%) of the bid rates quoted to the US Administrative Agent, in CIBC's domestic secondary market at approximately 10:00 A.M., New York City time (or as soon thereafter as practicable), from time to time by three certificate of deposit dealers of recognized standing selected by the US Administrative Agent in its reasonable discretion for the purchase at face value of three-month certificates of deposit of CIBC in an amount approximately equal or comparable to the amount of CIBC's portion of the US$ Loans outstanding hereunder with respect to which the C/D Quoted Rate is being determined by (ii) a percentage equal to 100% minus the average of the daily percentages specified during such period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for a member bank of the Federal Reserve System in respect of liabilities consisting of or including (among other liabilities) three-month Dollar nonpersonal time deposits in the United States; and

                  (b) the daily average during such period of the net annual assessment rates estimated by the US Administrative Agent for determining the then current annual assessment payable by CIBC to the FDIC for FDIC's insuring Dollar deposits of CIBC in the United States.

            "CIBC": Canadian Imperial Bank of Commerce, a Canadian chartered bank, or one or more of its agencies, branches or affiliates in its or their respective capacity or capacities, as the case may be, as a Lender or Lenders hereunder.

            "Class": when used with respect to any Loans, refers to whether such Loans constitute US Revolving Credit Loans, US Term Loans, Canadian Revolving Credit Loans, Canadian Term Loans, and, for purposes of this definition, the US L/C Reimbursement Obligations shall be deemed to be part of the Class which includes the US Revolving Credit Loans, and the Canadian L/C Reimbursement Obligations shall be deemed to be part of the Class which includes the Canadian Revolving Credit Loans.

            "Closing Date": the date on which the conditions precedent set forth in subsection 6.1 shall be satisfied.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Commitments": the collective reference to the Revolving Credit Commitments, the Term Loan Commitments and the L/C Commitments; individually, a "Commitment".

            "Commitment Percentage": as to any Lender, the percentage of the aggregate Revolving Credit Commitments and Term Loan Commitments constituted by such Lender's Revolving Credit Commitment and Term Loan Commitment, or, following the Closing Date, the percentage representing a fraction the numerator of which is the sum of (i) the aggregate principal amount of such Lender's Term Loans then outstanding plus (ii) the US Revolving Credit Commitment of such Lender (or, following the termination or expiration of the US Revolving Credit Commitments, the sum of (x) the aggregate principal amount of such Lender's US Revolving Credit Loans then outstanding plus (y) such Lender's US Revolving Commitment Percentage of all US L/C Obligations then outstanding) plus (iii) the Canadian Revolving Credit Commitment of such Lender (or, following the termination or expiration of the Canadian Revolving Credit Commitments, the sum of (x) the aggregate principal amount of such Lender's Canadian Revolving Credit Loans then outstanding plus (y) such Lender's Canadian Revolving Commitment Percentage of all Canadian L/C Obligations then outstanding), and the denominator of which is the sum of (i) the aggregate principal amount of Term Loans of all Lenders then outstanding plus (ii) the aggregate Revolving Credit Commitments of all Lenders (or, following the termination or expiration of the Revolving Credit Commitments, the sum of
      (x) the aggregate principal amount of all Revolving Credit Loans then outstanding plus (y) the aggregate principal amount of all L/C Obligations then outstanding); all amounts denominated in C$ shall be included in any computations pursuant to this definition at the US$ Equivalent thereof.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414(b) or
      (c) of the Code.

            "Compliance Certificate": as defined in subsection 7.2(b).

            "Consolidated Current Assets": on any date, with respect to the Company and its Restricted Subsidiaries on a consolidated basis, all assets of the Company and its Restricted Subsidiaries on such date which would, in accordance with GAAP, be classified on a consolidated balance sheet of the Company as "current assets".

            "Consolidated Current Liabilities": on any date, with respect to the Company and its Restricted Subsidiaries on a consolidated basis, all liabilities of the Company and its Restricted Subsidiaries on such date which, in accordance with GAAP, would be classified on a consolidated balance sheet of the Company as "current liabilities".

            "Consolidated Fixed Charges": for any period, an amount equal to the sum of (a) scheduled payments of principal of the Term Loans during such period, (b) the excess, if any, of the aggregate principal amount of Revolving Credit Loans outstanding on the first day of such period over the maximum aggregate amount of the Revolving Credit Commitments on the last day of such period, giving effect to the reductions required under subsection 2.8(b) but not to any reductions thereof made during such period pursuant to subsection 2.8(a) or subsection 4.3, (c) Consolidated Interest Expense for such period, (d) Capital Expenditures made by the Company and its Restricted Subsidiaries during such period, (e) taxes based upon income deducted in determining Consolidated Net Income for such period and
      (f) the amount paid in respect of repurchases by the Company of its Capital Stock pursuant to the proviso to subsection 8.8 during such period.

            "Consolidated Interest Expense": for any period, the amount paid in cash during such period in respect of interest expense of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Lease Expense": for any period, the aggregate amount of fixed and contingent rentals payable by the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period with respect to leases of real and personal property (net of income from sub-leases thereof, but including taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of such leases), excluding, however, obligations under Financing Leases and leases in respect of Advertising Displays.

            "Consolidated Net Income": for any period, the net income (or deficit) of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, provided that the net income (or deficit) of each Unrestricted Subsidiary shall be excluded from such determination except to the extent actually received in cash by the Company or its Restricted Subsidiaries as a result of dividends or distributions paid by such Unrestricted Subsidiary in respect of its Capital Stock.

            "Consolidated Operating Cash Flow": for any period, an amount equal to the sum of (a) the Consolidated Net Income for such period, disregarding all items (other than actual cash losses) which should be classified as extraordinary, unusual or non-recurring and proceeds from the sale of assets, all determined on a consolidated basis in accordance with GAAP, plus (b) all amounts deducted in computing such Consolidated Net Income in respect of (i) Consolidated Interest Expense (after giving effect to all Hedging Agreements and payments and receipts thereunder),
      (ii) non-cash amortization expense (including amortization of noncurrent assets and non-cash charges relating to billboard removal), (iii) depreciation and (iv) income taxes.

            "Consolidated Working Capital": on any date, with respect to the Company and its Restricted Subsidiaries on a consolidated basis, the Consolidated Current Assets (other than cash and Cash Equivalents) of the Company and its Restricted Subsidiaries on such date, minus the Consolidated Current Liabilities (other than the current portion of long term Indebtedness) of the Company and its Restricted Subsidiaries on such date.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Designated Holder": each of (i) William S. Levine, any trust solely for the benefit of Mr. Levine or his immediate family members, or any partnership all the ownership interests in which are beneficially owned or controlled by any of the foregoing, and (ii) Arthur R. Moreno, any trust solely for the benefit of Mr. Moreno or his immediate family members, or any partnership all the ownership interests in which are beneficially owned or controlled by any of the foregoing; provided that with respect to any such trust or partnership either Mr. Levine or Mr. Moreno, as the case may be, shall at all times directly or indirectly have the exclusive power to direct the voting of the shares of Capital Stock of the Company held by such trust or partnership.

            "Dollars" and "$": dollars in lawful currency of the United States of America.

            "Draft": a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), in substantially the form set forth in Exhibit F to the Third Amended and Restated Credit Agreement, drawn by the Canadian Borrower on a Canadian Revolving Credit Lender, denominated in C$ and bearing such distinguishing letters and numbers as such Canadian Revolving Credit Lender may determine, but which at such time, except as otherwise provided herein, has not been completed or accepted by such Canadian Revolving Credit Lender.

            "Drawing": the creation and purchase of Bankers' Acceptances and/or the purchase of completed Drafts, by the Canadian Revolving Credit Lenders pursuant to subsection 2.16.

            "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, including, without limitation, CERCLA; RCRA; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3808 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and Community Right-To-Know-Act of 1986, 42 U.S.C. Section 11001 et seq.; any applicable state and local or foreign counterparts or equivalents; and any Canadian federal, provincial, municipal or local counterparts or equivalents thereof, including the Canadian Environmental Protection Act, as amended, the Environmental Protection Act (Ontario), as amended, and the Ontario Water Resources Act and any foreign counterparts or equivalents thereof; and the terms and conditions of any environmental permit issued pursuant to any Environmental Law to either Borrower or its Subsidiaries or any facility owned or operated by such Borrower or its Subsidiaries.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

            "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined by the US Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "Eurodollar Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which CIBC is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

            "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                          Eurodollar Base Rate
               ----------------------------------------
               1.00 - Eurocurrency Reserve Requirements

            "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Excess Cash Flow": with respect to any fiscal year of the Company, an amount equal to (a) Consolidated Net Income for such fiscal year, plus
      (b) amortization and depreciation for such fiscal year, plus (c) extraordinary, unusual or non-recurring losses for such fiscal year, minus
      (d) extraordinary, unusual or non-recurring gains for such fiscal year, minus (e) Capital Expenditures made by the Company and its Restricted Subsidiaries during such fiscal year, minus (f) payments of principal on Indebtedness resulting in a permanent reduction of such Indebtedness during such fiscal year (other than mandatory prepayments pursuant to subsection 4.3), minus (g) amounts arising from sales of assets permitted by subsection 8.6 during such fiscal year to the extent included in Consolidated Net Income and paid to the Lenders as a mandatory prepayment pursuant to subsection 4.3(c), minus (h) increases in Consolidated Working Capital for such fiscal year, plus (i) decreases in Consolidated Working Capital for such fiscal year.

            "Existing Credit Agreement": as defined in the recitals hereto.

            "Fee Mortgages": the Fee Mortgages executed and delivered by the Company and certain Restricted Subsidiaries of the Company under the Existing Credit Agreement, as affirmed, amended and restated as of the Closing Date pursuant to the Global Affirmation and Restatement, covering the assets listed on Schedule 1.1C under the heading "Fee Mortgage Properties", in substantially the form of Exhibit C-1 to the Third Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Federal Funds Rate": for any particular date, an interest rate per annum equal to the interest rate (rounded upward to the nearest 1/16th of 1%) offered in the interbank market to the US Administrative Agent as the overnight Federal Funds Rate at or about 10:00 A.M., New York City time, on such day (or, if such day is not a Business Day, for the next preceding Business Day).

            "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "GAAP": generally accepted accounting principles in the United States of America on the date hereof, except that, for purposes of subsection 7.1, such term shall mean such principles in effect from time to time.

            "Global Affirmation and Restatement": the Global Affirmation and Restatement to be executed and delivered by each Loan Party on the Closing Date, substantially in the form of Exhibit C.

            "Governmental Authority": any nation or government, any state, province or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the National Association of Insurance Commissioners.

            "Guarantee": each of (a) the US Guarantee and Collateral Agreement and (b) any other guarantee assumed pursuant to execution of the Global Affirmation and

      Restatement or delivered on the Closing Date or thereafter to either Administrative Agent guaranteeing the obligations and liabilities of any of the Loan Parties hereunder or under any other Loan Documents, including, without limitation, any guarantee delivered pursuant to subsection 7.10.

            "Guarantee Obligation": as to any Person (the "guaranteeing person"), without duplication, any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or indemnities issued in the ordinary course of business not to exceed $150,000 in the aggregate for all such indemnities. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

            "Guarantor": any Person which is now or hereafter a party to a Guarantee.

            "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law, including, without limitation, (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas in excess of four picocuries per liter; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and

      (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

            "Hedging Agreements": (a) any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement under which the Company or any of its Restricted Subsidiaries is a party or a beneficiary and (b) any agreement or arrangement designed to limit or eliminate the risk and/or exposure of either of the Company or any of its Restricted Subsidiaries to fluctuations in currency exchange rates.

            "Hedging Lender": any Lender, or any Affiliate of any Lender, which from time to time enters into a Hedging Agreement with either of the Company or any of its Restricted Subsidiaries.

            "Hypothec": that certain agreement creating an immovable and movable hypothec in respect of the immovable and movable property described therein, made by the Canadian Borrower in favor of the Canadian Administrative Agent on its behalf and as agent for the other Lenders named therein, substantially in the form thereof attached as part of Exhibit H to the Existing Credit Agreement.

            "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and in respect of unpaid reimbursement obligations with respect to drawings made under any letter of credit issued for the account of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) for purposes of subsection 8.2 and
      Section 9(e), all obligations of such Person in respect of Hedging Agreements.

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

            "Interest Period": with respect to any Eurodollar Loan:

                  (i) initially, the period commencing on the borrowing or
            conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three, six or, if acceptable to each of the Lenders, twelve months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three, six or, if acceptable to each of the Lenders, twelve months thereafter, as selected by the relevant Borrower by irrevocable notice to the applicable Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

      provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (2) any Interest Period that would otherwise extend beyond (a)
            the US Revolving Credit Commitment Termination Date or the Canadian Revolving Credit Commitment Termination Date, as the case may be, (in the case of Revolving Credit Loans) shall end on the U.S. Revolving Credit Commitment Termination Date or Canadian Revolving Credit Commitment Termination Date, as the case may be, or (b) the U.S. Term Loan Maturity Date or the Canadian Term Loan Maturity Date, as the case may be (in the case of the U.S. Term Loans or the Canadian Term Loans, as the case may be) shall end on the U.S. Term Loan Maturity Date or the Canadian Term Loan Maturity Date, as the case may be;

                  (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                  (4) each Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

            "Interim Adjustments": for the first three full fiscal quarters of the Company following the Acquisition Closing Date, the Total Leverage Ratio and the Senior Leverage Ratio shall be calculated by including in Consolidated Operating Cash Flow for the applicable four-quarter period the actual Consolidated Operating Cash Flow for the portion of such period of the Company and its Restricted Subsidiaries occurring prior to the Acquisition Closing Date, on a pro forma basis assuming (i) that the Acquisition had been consummated on the first day of such period and (ii) adjustments to such pro forma Consolidated Operating Cash Flow for such pre-closing period attributable to the Company's projected cost savings resulting from the Acquisition as determined by Deloitte & Touche LLP and reasonably acceptable to the US Administrative Agent.

            "Issuing Lenders": the collective reference to the US Issuing Lender and the Canadian Issuing Lender.

            "Leasehold Mortgages": the Leasehold Mortgages executed and delivered by the Company and certain Restricted Subsidiaries of the Company under the Third Amended and Restated Credit Agreement, as affirmed, amended and restated on the Closing Date pursuant to the Global Affirmation and Restatement, with respect to the assets listed on Schedule 1.1C under the heading "Leasehold Mortgage Properties", in substantially the form of Exhibit C-2 to the Third Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "L/C Commitments": the collective reference to the US L/C Commitments and the Canadian L/C Commitments.

            "L/C Fee Payment Date": the last day of each March, June, September and December.

            "L/C Obligations": the collective reference to the US L/C Obligations and the Canadian L/C Obligations.

            "L/C Participants": the collective reference the US L/C Participants and the Canadian L/C Participants.

            "L/C Participating Interest": with respect to any Letter of Credit
      (a) in the case of the Issuing Lender with respect thereto, its interest in such Letter of Credit and any Application relating thereto after giving effect to the granting of participating interests therein, if any, pursuant hereto and (b) in the case of each L/C Participant, its undivided participating interest in such Letter of Credit and any Application relating thereto.

            "L/C Reimbursement Obligations": the collective reference to the US L/C Reimbursement Obligations and the Canadian L/C Reimbursement Obligations.

            "Letters of Credit": the collective reference to the US Letters of Credit and the Canadian Letters of Credit.

            "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement (other than those provisions of the Company's Certificate of Incorporation in effect on the date hereof which provide for preferential rights of any class of the Company's preferred or common stock over any other class of the Company's preferred or common stock) of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

            "Loan": any loan made, including, in the case of Canadian Revolving Credit Loans, any Bankers' Acceptance purchased or accepted, by any Lender pursuant to this Agreement.

            "Loan Documents": this Agreement, any Notes, the Applications, each Bankers' Acceptance, the Security Documents, each Guarantee and the Global Affirmation and Restatement.

            "Loan Parties": the Company and each Restricted Subsidiary of the Company which is a party to a Loan Document.

            "Majority Lenders": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

            "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Company and its Restricted Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement, any of the Notes or any Application or any of the other Loan Documents or the rights or remedies of the Administrative Agents or the Lenders hereunder or thereunder.

            "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

            "Mortgages": the collective reference to each of the Fee Mortgages and Leasehold Mortgages executed and delivered by the Company pursuant to the Third Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Mortgage Supplement": each mortgage supplement (or equivalent document, as each jurisdiction may require) amending each Mortgage (as defined in the Existing Credit Agreement), in substantially the form of Exhibit D attached hereto.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "NAC": as defined in the recitals hereto.

            "Net Cash Proceeds": (a) with respect to any sale or other disposition of assets by the Company or any of its Restricted Subsidiaries, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such sale or other disposition minus the sum of (i) the reasonable fees (including, without limitation, reasonable attorneys' fees), commissions and other out-of-pocket expenses (as evidenced by supporting documentation reasonably satisfactory to the Administrative Agent) incurred or paid for by the Company or such Restricted Subsidiary in connection with such sale or other disposition and (ii) federal, state and local taxes incurred in connection with such sale or other disposition, whether payable at such time or thereafter; and

            (b) with respect to any issuance, sale or other disposition of any Capital Stock or debt security by the Company or any of its Restricted Subsidiaries (other than to the Company or any of its Restricted Subsidiaries), the net amount equal to the aggregate amount received in cash in connection with such issuance, sale or other disposition minus the sum of (i) the reasonable fees, commissions and other out-of-pocket expenses incurred by the Company or such Restricted Subsidiary in connection with such issuance, sale or other disposition and (ii) federal, state and local taxes incurred in connection with such issuance, sale or other disposition, whether payable at such time or thereafter.

            "Non-Excluded Taxes": as defined in subsection 4.11.

            "Notes": the collective reference to the U.S. Revolving Credit Notes and the Term Notes, if any.

            "Obligations": the collective reference to the unpaid principal of and interest (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans and all other obligations and liabilities of the Borrowers to the Administrative Agents and the Lenders and their respective Affiliates, including, without limitation, the L/C Reimbursement Obligations, Bankers' Acceptances purchased or accepted and then outstanding and any obligation of the Company under any Hedging Agreement entered into with any Hedging Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the other Loan Documents or any Hedging Agreement entered into with any Hedging Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agents or to the Lenders that are required to be paid by either Borrower pursuant to the terms hereof or any other Loan Document).

            "Original Closing Date": the Closing Date under and as defined in the Third Amended and Restated Credit Agreement; the Original Closing Date shall mean August 22, 1996.

            "Participant": as defined in subsection 11.6(b).

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

            "Permitted Acquisitions": any acquisition made by the Company or any of its Restricted Subsidiaries, whether through a purchase of Capital Stock or assets or through a merger, consolidation or amalgamation, of another Person or the assets constituting an operating business unit of another Person, provided that (i) at the time of such acquisition and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (ii) in the case of any acquisition of Capital Stock of any Person, the issuer thereof shall become a Restricted Subsidiary of the Company upon the consummation of such acquisition, (iii) such acquisition shall be consummated in accordance with all applicable laws and regulations, (iv) the US Administrative Agent shall have received all information related thereto reasonably requested by it (including on behalf of any Lender), (v) all requirements of subsection 7.10 have been satisfied in connection therewith, and (vi) in the case of any acquisition the aggregate consideration for which exceeds $50,000,000 (other than consideration consisting of shares of common stock of the Company), the Company shall have provided to each Lender reasonably prior to the date of consummation of such acquisition (x) all then available information relating to such business, including, without limitation, historical and projected revenue and cash flow information and information regarding Advertising Displays such as type, number, location and occupancy, (y) pro forma projections showing compliance with this Agreement after giving effect to such acquisition and (z) all material acquisition documents, evidence of governmental and or regulatory approvals related thereto and any additional information reasonably requested by the US Administrative Agent (including on behalf of any Lender).

            "Permitted Liens": Liens permitted under subsection 8.3.

            "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
      Section 3(5) of ERISA.

            "Properties": as defined in subsection 5.17.

            "Purchase Agreement": as defined in the recitals hereto.

            "Refunding Bankers' Acceptance": as defined in subsection 2.16(c).

            "Register": as defined in subsection 11.6(d).

            "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "Restricted Subsidiary": any Subsidiary of the Company that is not an Unrestricted Subsidiary.

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
      Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
      Section 2615.

            "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible Officer": the chairman of the Board of Directors, the chief executive officer or the Secretary of the relevant Borrower or, with respect to financial matters, the chief financial officer of the relevant Borrower.

            "Revolving Credit Commitments": the collective reference to the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments.

            "Revolving Credit Loans": the collective reference to the US Revolving Credit Loans and the Canadian Revolving Credit Loans.

            "SEC": United States Securities and Exchange Commission.

            "Securities Act": the Securities Act of 1933, as amended.

            "Security Documents": the collective reference to the Canadian Security Documents, the US Guarantee and Collateral Agreement, the Mortgages, the Mortgage Supplements and all other security documents hereafter delivered to either Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of either or both of the Borrowers hereunder or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including, without limitation, any security document delivered pursuant to subsection 6.2(b) or 7.10.

            "Seller": as defined in the recitals hereto.

            "Senior Leverage Ratio": as of any date of determination, the ratio of (a) the sum (on a consolidated basis without duplication) of (i) all Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date other than any Subordinated Indebtedness and (ii) all Guarantee Obligations of the Company and its Restricted Subsidiaries outstanding on such date in respect of Indebtedness of any third Person other than any subordinated Guarantee Obligations in respect of Subordinated Indebtedness to (b) Consolidated Operating Cash Flow for the then most recently ended period of four consecutive calendar quarters for which financial statements shall have been delivered to the Lenders pursuant to subsection 7.1, provided that, for any such period that includes periods prior to the Acquisition Closing Date, Consolidated Operating Cash Flow shall be adjusted by giving effect to the Interim Adjustments with respect thereto and provided, further, that, for the purpose of its use in this definition, Consolidated Operating Cash Flow shall be calculated on a pro forma basis (i) to include the pro forma effect on Consolidated Operating Cash Flow of each Permitted Acquisition for the portion of each four-quarter test period under subsections 8.1(a) and (b) occurring prior to such date of consummation of such Permitted Acquisition, (ii) to include pro forma adjustments for any net cost and expense reductions relating to such Permitted Acquisition as set forth in reasonable detail on a schedule distributed to the Lenders, so long as the Majority Lenders shall have consented to such adjustments in writing (it being agreed that the execution of this Agreement by the Lenders on the Closing Date shall constitute such consent with respect to such pro forma adjustments identified in writing and in reasonable detail to the Lenders prior to the Closing Date with respect to the Acquisition and the other acquisitions consummated prior to the Closing Date, to the extent reflected in the Confidential Information Memorandum distributed to the Lenders in connection herewith) and (iii) to exclude the pro forma effect on Consolidated Operating Cash Flow of each disposition during such period of assets or Capital Stock constituting a business unit for the portion of each four-quarter test period under subsections 8.1(a) and (b) occurring prior to such date of disposition (including any pro forma adjustments related thereto previously included pursuant to clause (ii) above).

            "Senior Subordinated Indentures": the collective references to the Senior Subordinated 1996 Indenture and the Senior Subordinated 1997 Indenture.

            "Senior Subordinated 1996 Indenture": the Indenture, dated as of October 15, 1996, among the Company, certain of its Restricted Subsidiaries and The Bank of New York, as Trustee, relating to the Senior Subordinated 1996 Notes.

            "Senior Subordinated 1996 Notes": those 9-3/8% Senior Subordinated Notes due 2006 issued by the Company pursuant to the Senior Subordinated 1996 Indenture.

            "Senior Subordinated 1997 Indenture": the Indenture, dated as of June 23, 1997, among the Company, certain of its Subsidiaries and The Bank of New York, as Trustee, relating to the Senior Subordinated 1997 Notes.

            "Senior Subordinated 1997 Notes": those 8-7/8% Senior Subordinated Notes due June 15, 2007 issued by the Company pursuant to the Senior Subordinated 1997 Indenture.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent" and "Solvency": with respect to any Person on a particular date, the condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

            "Subordinated Indebtedness": the Indebtedness of the Company evidenced by the Senior Subordinated 1996 Notes and the Senior Subordinated 1997 Notes, and any subordinated Indebtedness refinancing or replacing any of the foregoing that has material terms no less favorable to the Company and the Lenders (and, in any case, has no provision for any interest rate thereon that increases (other than any default rates provided therein) after the date of issuance thereof).

            "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company in existence on the date of this Agreement.

            "Subsidiary Guarantor": each Subsidiary of the Company that is a party to the US Guarantee and Collateral Agreement or any other Guarantee as a guarantor thereunder.

            "Term Loans": the collective reference to the US Term Loans and the Canadian Term Loans.

            "Term Loan Commitments": the collective reference to the US Term Loan Commitments and the Canadian Term Loan Commitments; collectively, as to all the Term Loan Lenders, the "Term Commitments."

            "Term Loan Lenders": at any time, the collective reference to Lenders that are the holders of Term Loans that are then outstanding.

            "Term Notes": the collective reference to the US Term Notes and the Canadian Term Notes.

            "Third Amended and Restated Credit Agreement": the Third Amended and Restated Credit Agreement, dated as of August 22, 1996, among the Borrower, 3284085 Canada Inc., the several lenders from time to time parties thereto, and Canadian Imperial Bank of Commerce, as US Administrative Agent and Canadian Administrative Agent.

            "Total Leverage Ratio": as of any date of determination, the ratio of (a) the sum (on a consolidated basis without duplication) of (i) all Indebtedness of the Company and its Restricted Subsidiaries outstanding on such date and (ii) all Guarantee Obligations of the Company and its Restricted Subsidiaries outstanding on such date in respect of

      Indebtedness of any third Person to (b) Consolidated Operating Cash Flow for the then most recently ended period of four consecutive calendar quarters for which financial statements shall have been delivered to the Lenders pursuant to subsection 7.1, provided that for any such period that includes periods prior to the Acquisition Closing Date, Consolidated Operating Cash Flow shall be adjusted by giving effect to the Interim Adjustments with respect thereto and provided, further, that, for the purpose of its use in this definition, Consolidated Operating Cash Flow shall be calculated on a pro forma basis (i) to include the pro forma effect on Consolidated Operating Cash Flow of each Permitted Acquisition for the portion of each four-quarter test period under subsections 8.1(a) and (b) occurring prior to such date of consummation of such Permitted Acquisition, (ii) to include pro forma adjustments for any net cost and expense reductions relating to such Permitted Acquisition as set forth in reasonable detail on a schedule distributed to the Lenders, so long as the Majority Lenders shall have consented to such adjustments in writing (it being agreed that the execution of this Agreement by the Lenders on the Closing Date shall constitute such consent with respect to such pro forma adjustments identified in writing and in reasonable detail to the Lenders prior to the Closing Date with respect to the Acquisition and the other acquisitions consummated prior to the Closing Date, to the extent reflected in the Confidential Information Memorandum distributed to the Lenders in connection herewith) and (iii) to exclude the pro forma effect on Consolidated Operating Cash Flow of each disposition during such period of assets or Capital Stock constituting a business unit for the portion of each four-quarter test period under subsections 8.1(a) and (b) occurring prior to such date of disposition (including any pro forma adjustments related thereto previously included pursuant to clause (ii) above).

            "Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

            "Transferee": as defined in subsection 11.6(f).

            "Type": (a) as to any US$ Loan, its nature as an ABR Loan or a Eurodollar Loan and (b) as to any Canadian Revolving Credit Loan, its nature as a C$ Prime Loan or a Bankers' Acceptance.

            "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

            "Unrestricted Subsidiary": any Subsidiary of the Company formed or acquired after the Closing Date that the Company's Board of Directors designates as a Unrestricted Subsidiary by resolution duly adopted by such Board of Directors, and any Subsidiary of an Unrestricted Subsidiary, provided that any Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary by duly adopted resolution of the Company's Board of Directors, provided, further, that (i) no Unrestricted Subsidiary may own any Capital Stock of any Restricted Subsidiary, (ii) no such designation or redesignation shall be permitted if any Default or Event of Default has occurred and is continuing or would result therefrom, (iii) no such designation or redesignation shall be effective until written notice thereof by the Company has been received by the Administrative Agent, (iv) the effectiveness of any designation of a Restricted Subsidiary as an Unrestricted Subsidiary as such shall be deemed to be an investment in such Unrestricted Subsidiary on the date of such effectiveness in an amount equal to the sum of (A) the greater of (1) the Company's and its Restricted Subsidiaries' economic interest in the consolidated net worth of such Unrestricted Subsidiary immediately prior to such designation and (2) the Company's and its Restricted Subsidiaries' economic interest in the fair market value of such Unrestricted Subsidiary immediately prior to such designation (in each case, calculated without regard to any Guarantee provided by such Unrestricted Subsidiary prior to such designation) and (B) the aggregate principal amount of any Indebtedness owed by such Unrestricted Subsidiary to the Company or any Restricted Subsidiary immediately prior to such designation, (v) the Company and each Unrestricted Subsidiary shall have entered into a tax sharing agreement prior to the effectiveness of such designation reasonably satisfactory to the Administrative Agent and (vi) the business of such Unrestricted Subsidiary shall satisfy the requirements of subsection 8.15.

            "US Administrative Agent": Canadian Imperial Bank of Commerce, New York Agency, together with its affiliates, as the arranger of the Commitments and as the administrative agent for the US$ Lenders under this Agreement and the other Loan Documents.

            "US Dollars" and "US$": dollars in lawful currency of the United States of America.

            "US$ Equivalent": on any date of determination, with respect to any amount in C$, the equivalent in US Dollars of such amount, determined by the US Administrative Agent using the Canadian Exchange Rate then in effect.

            "US$ Exchange Rate": on a particular date, the rate at which US$ may be exchanged into C$, determined by reference to the Bank of Canada noon rate as published on the Reuters Screen page BOFC on the immediately preceding Business Day. In the event that such rate does not appear on such Reuters page, the "US$ Exchange Rate" shall be determined by reference to any other means (as selected by the relevant Administrative Agent) by which such rate is quoted or published from time to time by the Bank of Canada (in each case as in effect at or about 12:00 Noon, Local Time, on the Business Day immediately preceding the relevant date of determination); provided, that if at the time of any such determination, for any reason, no such exchange rate is being quoted or published, the relevant Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

            "US$ Lender": each US Revolving Credit Lender, US Term Loan Lender and Canadian Term Loan Lender.

            "US$ Loans": the collective reference to the US Revolving Credit Loans, US Term Loans, and Canadian Term Loans.

            "US Guarantee and Collateral Agreement": the US Guarantee and Collateral Agreement executed and delivered under the Third Amended and Restated Credit Agreement by the Company and each of its Subsidiaries (other than Subsidiaries of the Canadian Borrower) existing on the Original Closing Date (it being understood that the Canadian Borrower is a party thereto in respect of its acknowledgement of the pledge therein of its Capital Stock and not as guarantor or grantor of Collateral), as affirmed, amended and restated on the Closing Date pursuant to the Global Affirmation and Restatement, in substantially the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

            "US Issuing Lender": CIBC, in its capacity as issuer of any US Letter of Credit.

            "US L/C Commitment": US$35,000,000.

            "US L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding US Letters of Credit and (b) the aggregate amount of drawings under US Letters of Credit which have not then been reimbursed pursuant to subsection 0.

            "US L/C Participants": the collective reference to all the US Revolving Credit Lenders other than the US Issuing Lender.

            "US L/C Reimbursement Obligation": the obligation of the Company to reimburse the US Issuing Lender pursuant to subsection 0 for amounts drawn under US Letters of Credit.

            "US Letters of Credit": as defined in subsection 3.1(a).

            "US Revolving Credit Commitment": as to any US Revolving Credit Lender, its obligation to make US Revolving Credit Loans to, and/or issue or participate in US Letters of Credit issued on behalf of, the US Borrower in an aggregate amount not to exceed at any one time outstanding the amount set forth under such US Revolving Credit Lender's name on
      Schedule 1.1A opposite the heading "US Revolving Credit Commitment" or, in the case of any Lender that is an Assignee, the amount of the assigning Lender's US Revolving Credit Commitment assigned to such Assignee pursuant to subsection 11.6 (in each case as such amount may be adjusted from time to time as provided herein).

            "US Revolving Credit Commitment Percentage": as to any US Revolving Credit Lender, the percentage of the aggregate US Revolving Credit Commitments constituted by its US Revolving Credit Commitment (or, if the US Revolving Credit Commitments have terminated or expired, the percentage which (i) the sum of (a) such Lender's then outstanding US Revolving Credit Loans plus (b) such Lender's interests in the aggregate US L/C Obligations then outstanding then constitutes of (ii) the sum of (a) the aggregate

      US Revolving Credit Loans of all the US Revolving Credit Lenders then outstanding plus (b) the aggregate US L/C Obligations then outstanding).

            "US Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the US Revolving Credit Commitment Termination Date.

            "US Revolving Credit Commitment Termination Date": the earlier of
      (a) June 30, 2004 or, if such date is not a Business Day, the Business Day next preceding such date and (b) the date upon which the US Revolving Credit Commitments shall be terminated pursuant hereto.

            "US Revolving Credit Lender": any Lender having a US Revolving Credit Commitment or that holds outstanding US Revolving Credit Loans or US L/C Participating Interests hereunder.

            "US Revolving Credit Loans": as defined in subsection 2.1.

            "US Revolving Credit Notes": as defined in subsection 2.3.

            "US Term Loan Lender": any Lender having a US Term Loan Commitment hereunder or that holds outstanding US Term Loans.

            "US Term Loans": as defined in subsection 2.9.

            "US Term Loan Maturity Date": June 30, 2004.

            "US Term Loan Commitment": as to any US Term Loan Lender, its obligation to make a US Term Loan to the Company pursuant to subsection
      2.9 in an amount equal to the amount set forth under such US Term Loan Lender's name in Schedule 1.1A opposite the heading "US Term Loan Commitment"; collectively, the "US Term Loan Commitments".

            "US Term Loan Commitment Percentage": as to any US Term Loan Lender, the percentage of the aggregate US Term Loan Commitments constituted by its US Term Loan Commitment or, following the Acquisition Closing Date, the percentage of the aggregate outstanding US Term Loans constituted by its US Term Loan.

            "US Term Loan": as defined in subsection 2.9.

            "US Term Note": as defined in subsection 2.11(a).

            "Wholly Owned Subsidiary": means any Subsidiary, all of the outstanding voting securities of which are owned, directly or indirectly, by the Company.

            1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

            2.1 US Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each US Revolving Credit Lender severally agrees to make revolving credit loans ("US Revolving Credit Loans") to the Company from time to time during the US Revolving Credit Commitment Period in an aggregate principal amount (the "Maximum Borrowing Amount") at any one time outstanding which, when added to such US Revolving Credit Lender's US Revolving Credit Commitment Percentage of the then outstanding US L/C Obligations, does not exceed such Lender's US Revolving Credit Commitment. During the US Revolving Credit Commitment Period the Company may use the US Revolving Credit Commitments by borrowing, prepaying the US Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

            (b) The US Revolving Credit Loans shall be denominated in US$ and may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Company and notified to the US Administrative Agent in accordance with subsections 2.5 and 4.4, provided that no US Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the US Revolving Credit Commitment Termination Date.

            2.2 Canadian Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Canadian Revolving Credit Lender severally agrees to make revolving credit loans to, and to accept and, at the option of the Canadian Borrower, purchase Bankers' Acceptances from, the Canadian Borrower (such loans and acceptances and/or purchases of Bankers' Acceptances, the "Canadian Revolving Credit Loans") from time to time during the Canadian Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding, when added to such Canadian Revolving Credit Lender's Canadian Revolving Credit Commitment Percentage of the then outstanding Canadian L/C Obligations, not to exceed such Canadian Revolving Credit Lender's Canadian Revolving Credit Commitment. During the Commitment Period, the Canadian Borrower may use the Canadian Revolving Credit Commitments by borrowing, prepaying or repaying, in whole or in part, and reborrowing, the C$ Prime Loans, and by requesting the Canadian Revolving Credit Lenders to accept or purchase Bankers' Acceptances, all in accordance with the terms and conditions hereof.

            (b) The Canadian Revolving Credit Loans shall be denominated in C$ and may from time to time be (i) C$ Prime Loans, (ii) Bankers' Acceptances or
(iii) a combination thereof, as determined by the Company and notified to the Canadian Administrative Agent in accordance with subsections 2.6 and 2.16.

            2.3 US Revolving Credit Notes. The Company agrees that, upon the request to the US Administrative Agent by any US Revolving Credit Lender made on or prior to the Closing Date or in connection with any assignment pursuant to subsection 11.6, to evidence such Lender's US Revolving Credit Loans the Company will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "US Revolving Credit Note"), payable to the order of such Lender and in a principal amount equal to (i) the amount of the initial US Revolving Credit Commitment of such US Revolving Credit Lender or, if less, (ii) the aggregate unpaid principal amount of all US Revolving Credit Loans made by such US Revolving Credit Lender. Each US Revolving Credit Lender is hereby authorized to record the date, Type and amount of each US Revolving Credit Loan made by such US Revolving Credit Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its US Revolving Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Company hereunder or under any US Revolving Credit Note. Each US Revolving Credit Note shall (x) be dated the Closing Date,
(y) be stated to mature on the US Revolving Credit Commitment Termination Date and (z) provide for the payment of interest in accordance with subsection 4.1.

            2.4 Increase of Revolving Credit Commitments. (a) The Company may from time to time, by notice to the US Administrative Agent, request that the US Revolving Credit Commitments and/or the Canadian Revolving Credit Commitments be increased on or prior to December 31, 1999 by an amount that is not less than US$25,000,000 or C$25,000,000, as the case may be, and will not result in the aggregate amount of the US Revolving Credit Commitments and the Canadian Revolving Credit Commitments exceeding US$500,000,000, provided that the aggregate amount of the Canadian Revolving Credit Commitments and principal amount of all Canadian Term Loans outstanding after giving effect thereto may not exceed C$250,000,000 unless the applicable Canadian Security Documents have been amended in a manner reasonably satisfactory to the Canadian Administrative Agent to reflect such greater amount. (For purposes of calculations pursuant to this subsection all amounts denominated in Canadian Dollars shall be converted to US Dollars at the US$ Equivalent amount thereof.) Upon receipt of such notice the US Administrative Agent shall seek to obtain the agreement of one or more of the US Revolving Credit Lenders and/or Canadian Revolving Credit Lenders to increase its or their US Revolving Credit Commitments and/or, as the case may be, Canadian Revolving Credit Commitments by an aggregate amount equal to the increase so requested by the Company.

            (b) If (and only if) one or more of the US Revolving Credit Lenders or Canadian Revolving Credit Lenders shall have agreed to increase its or their US Revolving Credit Commitments and/or, as the case may be, Canadian Revolving Credit Commitments in an aggregate amount not less than US$25,000,000 or C$25,000,000, as the case may be, such increases and such new US Revolving Credit Commitments and/or Canadian Revolving Credit Commitments shall be implemented pursuant to documentation consistent herewith and otherwise in form and substance reasonably satisfactory to the US Administrative Agent and shall become effective on a date mutually agreed upon with the Company. On such date of effectiveness the Borrowers and the Lenders shall take such actions as shall be necessary or appropriate to cause the US Revolving Credit Loans and the Canadian Revolving Credit Loans to be held by the US Revolving Credit Lenders and the Canadian Revolving Credit Lenders, respectively, ratably in accordance with the respective amounts of their US Revolving Credit Commitments and Canadian Revolving Credit Commitments, as so increased, including, without limitation, prepaying and reborrowing all then outstanding Loans of the affected Class or Classes.

            2.5 Procedure for US Revolving Credit Borrowing. The Company may borrow under the US Revolving Credit Commitments during the US Revolving Credit Commitment Period on any Business Day, provided that the Company shall give the US Administrative Agent irrevocable notice (which notice must be received by the US Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested US Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying
(i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the US Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $250,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available US Revolving Credit Commitments are less than $250,000, such lesser amount) and (y) in the case of Eurodollar Loans, $2,500,000 or a whole multiple of $100,000 in excess thereof. Upon receipt of any such notice from the Company, the US Administrative Agent shall promptly notify each US Revolving Credit Lender thereof. Each US Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the US Administrative Agent for the account of the Company at the office of the US Administrative Agent specified in subsection 11.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Company in funds immediately available to the US Administrative Agent. Such borrowing will then be made available to the Company by the US Administrative Agent crediting the account of the Company on the books of such office with the aggregate of the amounts made available to the US Administrative Agent by the US Revolving Credit Lenders and in like funds as received by the US Administrative Agent.

            2.6 Procedure for C$ Prime Loan Revolving Credit Borrowing. The Canadian Borrower may borrow C$ Prime Loans during the Canadian Revolving Credit Commitment Period on any Business Day, provided that the Canadian Borrower shall give the Canadian Administrative Agent irrevocable notice (which notice must be received by the Canadian Administrative Agent prior to 10:00 A.M., Toronto Time, one Business Day prior to the requested Borrowing Date), specifying (a) the amount to be borrowed and (b) the requested Borrowing Date. Each borrowing of C$ Prime Loans shall be in an amount equal to C$4,000,000, or a whole multiple of C$100,000 in excess thereof (or, if the then Available Canadian Revolving Credit Commitments are less than C$4,000,000, such lesser amount). Upon receipt of any such irrevocable notice from the Canadian Borrower, the Canadian Administrative Agent shall promptly notify each Canadian Revolving Credit Lender thereof. Each Canadian Revolving Credit Lender will make the amount of its pro rata share of each such borrowing available to the Canadian Administrative Agent for the account of the Canadian Borrower at the Canadian Administrative Office prior to 11:00 A.M., Toronto Time, on the Borrowing Date requested by the Canadian Borrower in funds immediately available to the Canadian Administrative Agent. Such borrowing will then be made available, on such Borrowing Date to the Canadian Borrower by the Canadian Administrative Agent crediting the account of the Canadian Borrower on the books of the Canadian Administrative Office with the aggregate of the amounts made available to the Canadian Administrative Agent by the Canadian Revolving Credit Lenders and in like funds as received by the Canadian Administrative Agent. The Canadian Borrower may make Bankers' Acceptance borrowings during the Canadian Commitment Period on any Business Day, in accordance with and pursuant to the procedures set forth in subsection 2.16.

            2.7 Fees. (a) The Company agrees to pay to the US Administrative Agent for the account of each US Revolving Credit Lender a commitment fee for the period from and including the first day of the US Revolving Credit Commitment Period to the US Revolving Credit Commitment Termination Date, computed at the rate of 3/8ths of 1% per annum on the average daily amount of the Available US Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the US Revolving Credit Commitment Termination Date or such earlier date as the US Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the Closing Date.

            (b) The Canadian Borrower agrees to pay to the Canadian Administrative Agent for the account of each Canadian Revolving Credit Lender a commitment fee for the period from and including the first day of the Canadian Revolving Credit Commitment Period to the Canadian Revolving Credit Commitment Termination Date, computed at the rate of 3/8ths of 1% per annum on the average daily amount of the Available Canadian Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the first business day in Toronto following the last day of each March, June, September and December (for the quarter ending on such last day) and on the Canadian Revolving Credit Commitment Termination Date or such earlier date as the Canadian Revolving Credit Commitments shall terminate as provided herein (for the period since the end of the last period for which payment shall have been made), commencing on the first of such dates to occur after the Closing Date.

            (c) The Company agrees to pay to the US Administrative Agent the fees agreed to by the US Administrative Agent and the Company.

            2.8 Termination or Reduction of Revolving Credit Commitments. (a) The Company shall have the right, upon not less than five Business Days' notice to the US Administrative Agent, to terminate the US Revolving Credit Commitments or, from time to time, to reduce the amount of the US Revolving Credit Commitments, and the Canadian Borrower shall have the right, upon not less than five Business Days' notice to the Canadian Administrative Agent, to terminate the Canadian Revolving Credit Commitments or, from time to time, to reduce the amount of the Canadian Revolving Credit Commitments; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, (i) the aggregate principal amount of the US Revolving Credit Loans then outstanding, when added to the then outstanding US L/C Obligations, would exceed the US Revolving Credit Commitments then in effect or (ii) the aggregate principal amount of the Canadian Revolving Credit Loans then outstanding, when added to the then outstanding Canadian L/C Obligations, would exceed the Canadian Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $2,500,000 or a whole multiple of $100,000 in excess thereof, in the case of the US Revolving Credit Commitments, or C$2,500,000 or a whole multiple of C$100,000 in excess thereof, in the case of the Canadian Revolving Credit Commitments, and shall reduce permanently the US Revolving Credit Commitments or the Canadian Revolving Credit Commitments, as the case may be, then in effect.

            (b) The US Revolving Credit Commitments shall automatically be permanently reduced on December 31 of each year, commencing on December 31, 1999, by the percentage set forth below opposite each such date multiplied by the greatest aggregate amount of US Revolving Credit Commitments in effect prior to December 31, 1999:

            December 31, 1999             15%
            December 31, 2000             15%
            December 31, 2001             15%
            December 31, 2002             15%
            December 31, 2003             15%
            June 30, 2004          25%

Each such reduction shall be accompanied by prepayment of the US Revolving Credit Loans (together with fees and interest accrued thereon to the date of such prepayment and any additional amounts owing under subsection 4.12) to the extent, if any, that the US Revolving Credit Loans then outstanding, when added to the US L/C Obligations then outstanding, exceed the amount of the US Revolving Credit Commitments as so reduced. If, after giving effect to such prepayment of the US Revolving Credit Loans, the US L/C Obligations then outstanding exceed the US Revolving Credit Commitments as so reduced, the Company shall deposit in a cash collateral account with the US Administrative Agent an amount equal to the amount by which the US L/C Obligations then outstanding exceed the US Revolving Credit Commitments as so reduced.

            (c) The Canadian Revolving Credit Commitments shall automatically be permanently reduced on December 31 of each year, commencing on December 31, 1999, by the percentage set forth below opposite each such date multiplied by the greatest aggregate amount of Canadian Revolving Credit Commitments in effect prior to December 31, 1999:

            December 31, 1999             15%
            December 31, 2000             15%
            December 31, 2001             15%
            December 31, 2002             15%
            December 31, 2003             15%
            June 30, 2004          25%

Each such reduction shall be accompanied by prepayment of the Canadian Revolving Credit Loans that are C$ Prime Loans (together with fees and interest accrued thereon to the date of such prepayment and any additional amounts owing under subsection 4.12) or, in the case of Canadian Revolving Credit Loans that are Bankers' Acceptances, cash collateralization of such Bankers' Acceptances as set forth below to the extent, if any, that the Canadian Revolving Credit Loans then outstanding, when added to the Canadian L/C Obligations then outstanding, exceed the amount of the Canadian Revolving Credit Commitments as so reduced. If, after giving effect to such prepayment of the Canadian Revolving Credit Loans that are C$ Prime Loans, the sum of the aggregate face amount of Canadian Revolving Credit Loans that are Bankers' Acceptances and the aggregate amount of Canadian L/C Obligations then outstanding exceed the Canadian Revolving Credit Commitments as so reduced, the Canadian Borrower shall deposit in a cash collateral account with the Canadian Administrative Agent an amount equal to the amount by which such sum exceeds the Canadian Revolving Credit Commitments as so reduced.

            2.9 US Term Loans. Subject to the terms and conditions hereof, (a) each US Term Loan Lender severally agrees to continue or, as applicable, to make a term loan (each, a "US Term Loan", collectively, the "US Term Loans") to the Company in a principal amount equal to the amount set forth opposite such Lender's name in Schedule 1.1A under the heading "US Term Loan Commitment" on the Acquisition Closing Date. The US Term Loans shall be denominated in US$ and may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Company and notified to the US Administrative Agent in accordance with subsection 2.14 and 4.4, as the case may be.

            2.10 Canadian Term Loans. Subject to the terms and conditions hereof, each Canadian Term Loan Lender severally agrees to continue or, as applicable, make term loans to the Canadian Borrower (such loans, the "Canadian Term Loans") on the Closing Date in the principal amount set forth opposite such Lender's name in Schedule 1.1A under the heading "Canadian Term Loan Commitment". The Canadian Term Loans shall be denominated in US$ and may from time to time be Eurodollar Loans, ABR Loans or a combination thereof, as determined by the Canadian Borrower and notified to the Canadian Administrative Agent in accordance subsections 2.14 and 4.4, as the case may be.

            2.11 US Term Notes and Repayment. (a) The Company agrees that, upon the request to the US Administrative Agent by any US Term Loan Lender made on or prior to the Closing Date or in connection with any assignment pursuant to subsection 11.6, to evidence such Lender's US Term Loan the Company will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "US Term Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such US Term Loan Lender and in a principal amount equal to the amount set forth under such US Term Loan Lender's name on Schedule 1.1A opposite the heading "US Term Loan Commitment." Any US Term Note shall (i) be dated the Closing Date, (ii) be payable as provided in subsection 2.11(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

            (b) The US Term Loans shall be payable in consecutive quarterly installments, payable during each calendar year in four equal installments on each March 31, June 30, September 30 and December 31 in the aggregate principal amounts for such year set forth opposite such year below (except that the installments due in 2004 shall be payable in aggregate principal amount of $25,000,000 each on March 31, 2004 and June 30, 2004), commencing on March 31, 1998 (or, if less, the aggregate amount of the US Term Loans then outstanding):

            Year                                          Amount
            ----                                          ------
            1998                                        $50,000,000
            1999                                        $50,000,000
            2000                                        $75,000,000
            2001                                        $75,000,000
            2002                                        $75,000,000
            2003                                        $75,000,000
            2004                                        $50,000,000

            2.12 Canadian Term Repayment. The Canadian Term Loans shall be payable in consecutive quarterly installments, payable during each calendar year in four equal installments on each March 31, June 30, September 30 and December 31 (except that the installments due in 2004 shall be payable in aggregate principal amount of $11,500,000 each on March 31, 2004 and June 30, 2004) in the aggregate principal amounts for such year set forth opposite such year below, commencing on March 31, 1998 (or, if less, the aggregate amount of the Canadian Term Loans then outstanding), it being understood that such amounts shall be deemed to be applied ratably to the portion of the Canadian Term Loans that constitutes the Closing Date Advance and the portion thereof that constitutes the Original Advance (as each such term is defined in subsection 2.14(a)):

            Year                                          Amount
            ----                                          ------
            1998                                       US$ 1,000,000
            1999                                       US$ 1,000,000
            2000                                       US$ 1,000,000
            2001                                       US$ 1,000,000
            2002                                       US$ 8,000,000
            2003                                       US$15,000,000
            2004                                       US$23,000,000

            2.13 Fees. (a) The Company agrees to pay to the US Administrative Agent for the account of each US Term Loan Lender a commitment fee for the period from and including the Closing Date to the earlier of (i) November 30, 1997, (ii) the Acquisition Closing Date and (iii) such earlier date upon which the US Term Loan Commitments shall be terminated, computed at the rate of 3/8ths of 1% per annum on the average daily amount of the Available US Term Loan Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each fiscal quarter ending prior to such earlier date and on the earlier of (i) November 30, 1997, (ii) the Acquisition Closing Date and (iii) such earlier date as the US Term Loan Commitments shall terminate as provided herein.

            (b) The Company agrees to pay to the US Administrative Agent the fees agreed to by the US Administrative Agent and the Company.

            2.14 Procedure for Term Loan Borrowings.

            (a) Closing Date Borrowings. The Canadian Borrower shall give the US Administrative Agent, irrevocable notice (which notices must be received by the Canadian Administrative Agents prior to 10:00 A.M., New York City time, (a) three Business Days prior to the Closing Date, if all or any part of the Canadian Term Loans are to be initially Eurodollar Loans following the Closing Date or (b) one Business Day prior to the Closing Date, otherwise) requesting that the Canadian Term Loan Lenders continue and make Canadian Term Loans on the Closing Date and specifying (i) whether the Canadian Term Loans following the Closing Date are to be initially Eurodollar Loans, ABR Loans or a combination thereof, as applicable, and (ii) if the Canadian Term Loans are to be entirely or partly Eurodollar Loans following the Closing Date the amount of such Type of Loan and the lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Canadian Term Loan Lender thereof. On the Closing Date (i) each Canadian Term Loan Lender shall make available to the US Administrative Agent at its office specified in subsection 11.2 an amount in immediately available funds equal to, in the case of each Canadian Term Loan Lender, its Canadian Term Loan Commitment Percentage of US$10,200,000 (the "Closing Date Advance"), and (ii) each Canadian Tranche B Term Loan (as defined in the Existing Credit Agreement) outstanding on the Closing Date under the Existing Credit Agreement (after giving effect to the assignments provided for in subsection 6.1(f)) shall be continued as a Canadian Term Loan of the same amount hereunder ("Original Advance"). The US Administrative Agent shall on such Date credit the account of the Canadian Borrower on the books of such office of the US Administrative Agent with the aggregate of such amounts made available to the US Administrative Agent by the Canadian Term Loan Lenders.

            (b) Acquisition Closing Date Borrowings. The Company shall give the US Administrative Agent irrevocable notice (which notice must be received by the applicable Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the Acquisition Closing Date, if all or any part of the US Term Loans to be made on such Date are to be initially Eurodollar Loans following the Acquisition Closing Date or (b) one Business Day prior to the Acquisition Closing Date, otherwise) requesting that the US Term Loan Lenders make US Term Loans on the Acquisition Closing Date and specifying (i) whether such Term Loans following the Acquisition Closing Date are to be initially Eurodollar Loans, ABR Loans or a combination thereof, as applicable, and (ii) if the Term Loans are to be entirely or partly Eurodollar Loans following the Acquisition Closing Date the amount of such Type of Loan and the length of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. On the Acquisition Closing Date each US Term Loan Lender shall make available to the US Administrative Agent at its office specified in subsection 11.2 an amount in immediately available funds equal to, in the case of each US Term Lender, its US Term Loan Commitment Percentage of the aggregate amount of the US Term Loans to be made on the Acquisition Closing Date in accordance with subsection 2.9. The US Administrative Agent shall on such Date credit the account of the Company on the books of such office of the US Administrative Agent with the aggregate of the amounts made available hereunder to the Administrative Agent by the US Term Loan Lenders.

            2.15 Repayment of Loans. (a) Each Borrower (as specified in the succeeding sentence) hereby unconditionally and severally promises to pay to the applicable Administrative Agent for the account of: (i) in the case of each Borrower, each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Lender made to such Borrower, on the US Revolving Credit Commitment Termination Date, in the case of US Revolving Credit Loans, and on the Canadian Revolving Credit Commitment Termination Date, in the case of Canadian Revolving Credit Loans (or, in each case, such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) each US Term Loan Lender, the amounts specified in subsection 2.11(b) on the dates specified in subsection 2.11(b) (or such earlier date on which the US Term Loans become due and payable pursuant to
Section 9); (iii) each Canadian Term Loan Lender, the amounts specified in subsection 2.12 on the dates specified in subsection 2.12 (or such earlier date on which the Canadian Term Loans become due and payable pursuant to Section 9). The amounts described in clause (i) of the preceding sentence shall be payable by the applicable Borrower; the amounts described in clause (ii) of the preceding sentence shall be payable by the Company; and the amounts described in clause (iii) of the preceding sentence shall be payable by the Canadian Borrower. Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made to it from time to time outstanding from the Closing Date until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of each Borrower to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (c) The US Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each US$ Lender, in which shall be recorded (i) the amount of each US Term Loan, Revolving Credit Loan and Canadian Term Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each US$ Lender hereunder and (iii) both the amount of any sum received by the US Administrative Agent hereunder from the Company and each US$ Lender's share thereof.

            (d) The Canadian Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each Canadian Revolving Credit Lender, in which shall be recorded (i) the amount of each Canadian Revolving Credit Loans made hereunder and whether such Canadian Revolving Credit Loans is, as applicable, a C$ Prime Loan or a Bankers' Acceptance, (ii) the amount of any principal or interest due and payable or to become due and payable from the Canadian Borrower to each Canadian Revolving Credit Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Canadian Revolving Credit Lender's share thereof.

            (e) The entries made in the Register and the accounts of each Lender maintained pursuant to subsections 2.15(c) and (d) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Lender or either Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of either Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

            2.16 Bankers' Acceptances. (a) The Canadian Borrower may issue Bankers' Acceptances denominated in C$, for acceptance and, at the Canadian Borrower's option, purchase by the Canadian Revolving Credit Lenders, each in accordance with the provisions of this subsection 2.16.

            (b) Procedures.

            (1) Notice. The Canadian Borrower shall notify the Canadian Administrative Agent by irrevocable written notice by 10:00 A.M., Toronto time, one Business Day prior to the Borrowing Date in respect of any borrowing by way of Bankers' Acceptances.

            (2) Minimum and Maximum Borrowing Amount. Each borrowing by way of Bankers' Acceptances shall be in a minimum aggregate face amount of C$4,000,000 or a whole multiple of C$100,000 in excess thereof, and no borrowing by way of Bankers' Acceptances shall be permitted hereunder which is in an amount greater than the then Available Canadian Revolving Credit Commitment.

            (3) Face Amounts. The face amount of each Bankers' Acceptance shall be C$100,000 or any whole multiple thereof.

            (4) Term. Bankers' Acceptances shall be issued and shall mature on a Business Day. Each Bankers' Acceptance shall have a term of 30, 60, 90 or 180 days (or such shorter or longer term as shall be agreed to by all of the Canadian Revolving Credit Lenders), shall mature on or before the Canadian Revolving Credit Termination Date and shall be in form and substance reasonably satisfactory to each Canadian Revolving Credit Lender.

            (5) Bankers' Acceptances in Blank. To facilitate the acceptance of Bankers' Acceptances under this Agreement, the Canadian Borrower shall, from time to time as required, provide to each Canadian Revolving Credit Lender Drafts in form satisfactory to the Canadian Revolving Credit Lenders, duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for each Canadian Revolving Credit Lender to fulfill its obligations hereunder. Each Canadian Revolving Credit Lender is hereby authorized to accept such Drafts endorsed in blank in such face amounts as may be determined by such Canadian Revolving Credit Lender in accordance with the provisions of this Agreement, provided that the aggregate amount thereof is equal to the aggregate amount of Bankers' Acceptances required to be accepted by such Canadian Revolving Credit Lender. No Canadian Revolving Credit Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed Drafts to the Canadian Administrative Agent on a timely basis, nor shall any Canadian Revolving Credit Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct of such Canadian Revolving Credit Lender, its officers, employees, agents or representatives. Each Canadian Revolving Credit Lender shall exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it. Each Canadian Revolving Credit Lender will, upon the request of the Canadian Borrower, promptly advise the Canadian Borrower of the number and designation, if any, of Drafts then held by it for the Canadian Borrower. Each Canadian Revolving Credit Lender shall maintain a record with respect to Drafts and Bankers' Acceptances (i) received by it from the Canadian Borrower in blank hereunder, (ii) voided by it for any reason, (iii) accepted by it hereunder, (iv) purchased by it hereunder and (v) cancelled at their respective maturities. Each Canadian Revolving Credit Lender further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Revolving Credit Lender.

            (6) Execution of Bankers' Acceptances. Drafts of the Canadian Borrower to be accepted as Bankers' Acceptances hereunder shall be duly executed on behalf of the Canadian Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory for the Canadian Borrower may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance, and any such Bankers' Acceptance so signed shall be binding on the Canadian Borrower.

            (7) Issuance of Bankers' Acceptances. Promptly following receipt of a notice of borrowing by way of Bankers' Acceptances, the Canadian Administrative Agent shall so advise the Canadian Revolving Credit Lenders and shall advise each Canadian Revolving Credit Lender of the face amount of each Draft to be accepted by it and the term thereof. The aggregate face amount of Draft to be accepted by a Canadian Revolving Credit Lender shall be determined by the Canadian Administrative Agent on a pro rata basis by reference to the respective Canadian Revolving Credit Commitments of the Canadian Revolving Credit Lenders, except that, if the face amount of a Bankers' Acceptance, which would otherwise be accepted by a Canadian Revolving Credit Lender, would not be C$100,000 or a whole multiple thereof, such face amount shall be increased or reduced by the Canadian Administrative Agent in its sole and unfettered discretion to the nearest whole multiple of C$100,000.

            (8) Acceptance of Bankers' Acceptances. Each Draft to be accepted by a Canadian Revolving Credit Lender shall be accepted at such Canadian Revolving Credit Lender's Canadian Lending Office.

            (9) Purchase of Bankers' Acceptances. Each Canadian Revolving Credit Lender shall be required to purchase (subject to the commercial availability of a resale market in the case of Bankers' Acceptances with a term of approximately 30, 60, 90 or 180 days, as the case may be) from the Canadian Borrower on such Borrowing Date, at the Applicable BA Discount Rate, the Bankers' Acceptances accepted by it on such Borrowing Date and to provide to the Canadian Administrative Agent the BA Discount Proceeds thereof not later than 12:00 Noon, Toronto time, on such Borrowing Date for the account of the Canadian Borrower. The Acceptance Fee payable by the Canadian Borrower to such Canadian Revolving Credit Lender under subsection 2.16(e) in respect of each Bankers' Acceptance accepted and purchased by such Canadian Revolving Credit Lender from the Canadian Borrower shall be set off against the BA Discount Proceeds payable by such Canadian Revolving Credit Lender under this subsection 2.16(b)(9). Not later than 2:00 P.M., Toronto time, on such Borrowing Date the Canadian Administrative Agent shall make such BA Discount Proceeds available to the Canadian Borrower by crediting the account of the Canadian Borrower on the books of the Canadian Administrative Office with the aggregate of the amounts made available to the Canadian Administrative Agent by the Canadian Revolving Credit Lenders and in like funds as received by the Canadian Administrative Agent.

            (10) Sale of Bankers' Acceptances. Each Canadian Revolving Credit Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Bankers' Acceptances accepted and purchased by it.

            (11) Waiver of Presentment and Other Conditions. To the extent permitted by applicable law, the Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Canadian Revolving Credit Lender in respect of a Bankers' Acceptance accepted by it pursuant to this Agreement which might exist solely by reason of such Bankers' Acceptance being held, at the maturity thereof, by such Canadian Revolving Credit Lender in its own right, and the Canadian Borrower agrees not to claim any days of grace if such Canadian Revolving Credit Lender as holder sues the Canadian Borrower on the Bankers' Acceptances for payment of the amount payable by the Canadian Borrower thereunder.

            (c) The Canadian Borrower shall reimburse the Canadian Revolving Credit Lender for, and there shall become due and payable at 10:00 a.m., Toronto time, on the maturity date for each Bankers' Acceptance, an amount in Canadian Dollars in same day funds equal to the face amount of such Bankers' Acceptance. The Canadian Borrower shall make each such reimbursement payment (i) by causing any proceeds of Refunding Bankers' Acceptances issued in accordance with subsection 2.16(d) or conversion of such Bankers' Acceptance effected in accordance with subsection 4.4(c) to be applied in reduction of such reimbursement payment; and (ii) by depositing the amount of such reimbursement payment (or any portion thereof remaining unpaid after any application referred to in clause (i)) to the relevant payment account. The Canadian Borrower's payment in accordance with this subsection shall satisfy its obligations under any Bankers' Acceptance to which it relates, and the Canadian Revolving Credit Lender which has accepted such Bankers' Acceptance shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

            (d) The Canadian Borrower shall give irrevocable written notice (or such other method of notification as may be agreed upon between the Canadian Administrative Agent and the Canadian Borrower) to the Canadian Administrative Agent at or before 10:00 A.M., Toronto time, one Business Day prior to the maturity date of each Bankers' Acceptance followed by written confirmation electronically transmitted to the Canadian Administrative Agent on the same day, of the Canadian Borrower's intention to issue a Bankers' Acceptance on such maturity date (a "Refunding Bankers' Acceptance") to provide for the payment of such maturing Bankers' Acceptance (it being understood that payments by the Canadian Borrower and fundings by the Canadian Revolving Credit Lenders in respect of each maturing Bankers' Acceptance and the related Refunding Bankers' Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Bankers' Acceptance and the BA Discount Proceeds (net of the applicable Acceptance Fee) of such Refunding Bankers' Acceptance). If the Canadian Borrower fails to give such notice or does not deposit the amount of reimbursement payment in accordance with subsection 2.16(c)(ii), the Canadian Borrower shall be deemed to have requested that such maturing Bankers' Acceptances be repaid with the proceeds of C$ Prime Loans (without any requirement to give notice with respect thereto), commencing on the maturity date of such maturing Bankers' Acceptances.

            (e) An Acceptance Fee shall be payable by the Canadian Borrower to each Canadian Revolving Credit Lender in advance (in the manner specified in subsection 2.16(b)(9)) upon the issuance of a Bankers' Acceptance to be accepted by such Canadian Revolving Credit Lender calculated at the rate per annum equal to the Applicable Margin, such Acceptance Fee to be calculated on the face amount of such Bankers' Acceptance and to be computed on the basis of the number of days in the term of such Bankers' Acceptance.

            (f) Upon the occurrence of any Event of Default which is continuing, and in addition to any other rights or remedies of any Canadian Revolving Credit Lender and the Canadian Administrative Agent hereunder, any Canadian Revolving Credit Lender or the Canadian Administrative Agent (or such alternate arrangement as may be agreed upon by the Canadian Borrower and such Canadian Revolving Credit Lender or the Canadian Administrative Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Canadian Administrative Agent (bearing interest at the Canadian Administrative Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms), for the ratable benefit of the Canadian Revolving Credit Lenders, amounts which are received by such Canadian Revolving Credit Lender or the Canadian Administrative Agent from the Canadian Borrower hereunder or as proceeds of the exercise of any rights or remedies of any Canadian Revolving Credit Lender or the Canadian Administrative Agent hereunder against the Canadian Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of the Canadian Borrower to the Canadian Revolving Credit Lenders or the Canadian Administrative Agent, or any of them hereunder.

            2.17 Circumstances Making Bankers' Acceptances Unavailable. (a) If the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrower absent manifest error, and notifies the Canadian Borrower that, by reason of circumstances affecting the money market, there is no market for Bankers' Acceptances, then

            (i) the right of the Canadian Borrower to request a borrowing by way of Bankers' Acceptance shall be suspended until the Canadian Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and

            (ii) any notice relating to a borrowing by way of Bankers' Acceptance which is outstanding at such time shall be deemed to be a notice requesting a borrowing by way of C$ Prime Loan (all as if it were a notice given pursuant to subsection 2.6).

            (b) The Canadian Administrative Agent shall promptly notify the Canadian Borrower and the Canadian Revolving Credit Lenders of the suspension of the Canadian Borrower's right to request a borrowing by way of Bankers' Acceptance and of the termination of such suspension.

                          SECTION 3. LETTERS OF CREDIT

            3.1 L/C Commitments. (a) Subject to the terms and conditions hereof, the US Issuing Lender, in reliance on the agreements of the other US$ Revolving Credit Lenders set forth in subsection 3.4(a), agrees to issue letters of credit ("US Letters of Credit") for the account of the Company on any Business Day during the US Revolving Credit Commitment Period in such form as may be approved from time to time by the US Issuing Lender; provided that the US Issuing Lender shall have no obligation to issue any US Letter of Credit if, after giving effect to such issuance, (i) the US L/C Obligations would exceed the US L/C Commitment or (ii) the Available US Revolving Credit Commitment would be less than zero. On the Closing Date all US Letters of Credit (as defined in the Existing Credit Agreement) then outstanding on such date under the Existing Credit Agreement shall automatically be deemed to be US Letters of Credit hereunder.

            (b) Subject to the terms and conditions hereof, the Canadian Issuing Lender, in reliance on the agreements of the other Canadian Revolving Credit Lenders set forth in subsection 3.4(b), agrees to issue letters of credit ("Canadian Letters of Credit"; together with the US Letters of Credit, the "Letters of Credit") for the account of the Canadian Borrower on any Business Day during the Canadian Revolving Credit Commitment Period in such form as may be approved from time to time by the Canadian Issuing Lender; provided that the Canadian Issuing Lender shall have no obligation to issue any Canadian Letter of Credit if, after giving effect to such issuance, (i) the Canadian L/C Obligations would exceed the Canadian L/C Commitment or (ii) the Available Canadian Revolving Credit Commitment would be less than zero. On the Closing Date all Canadian Letters of Credit (as defined in the Existing Credit Agreement) then outstanding on such date under the Existing Credit Agreement shall automatically be deemed to be Canadian Letters of Credit hereunder.

            (c) Each Letter of Credit shall (i) in the case of the Company, be denominated in US Dollars and shall be a stand-by letter of credit issued to finance the working capital and business needs of the Company and its Restricted Subsidiaries (if any) in the ordinary course of business, and, in the case of the Canadian Borrower, be denominated in C$ and shall be a stand-by letter of credit issued to finance the working capital and business needs of the Canadian Borrower and its Restricted Subsidiaries in the ordinary course of business and
(ii) expire no later than the earlier of (x) the one year anniversary of its issuance and (y) the US Revolving Credit Commitment Termination Date, in the case of US Letters of Credit, or the Canadian Revolving Credit Commitment Termination Date, in the case of Canadian Letters of Credit; provided that so long as no Event of Default has occurred and is continuing, any Letter of Credit that expires prior to the US Revolving Credit Commitment Termination Date or the Canadian Revolving Credit Commitment Termination Date, as applicable, may be renewed at the request of the applicable Borrower for a term of up to one year (or, if shorter, for a term expiring on the US Revolving Credit Commitment Termination Date, in the case of US Letters of Credit, or the Canadian Revolving Credit Commitment Termination Date, in the case of Canadian Letters of Credit).

            (d) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York, in the case of US Letters of Credit, and the laws of the Province of Ontario and the laws of Canada applicable thereto, in the case of Canadian Letters of Credit.

            (e) Neither Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

            3.2 Procedure for Issuance of Letters of Credit. (a) The Company may from time to time request that the US Issuing Lender issue a US Letter of Credit by delivering to the US Issuing Lender at its address for notices specified herein an Application therefor, completed to the reasonable satisfaction of the US Issuing Lender, and such other certificates, documents and other papers and information as the US Issuing Lender may reasonably request. Upon receipt of any Application, the US Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the US Letter of Credit requested thereby (but in no event shall the US Issuing Lender be required to issue any US Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such US Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the US Issuing Lender and the Company. The US Issuing Lender shall furnish a copy of such US Letter of Credit to the Company promptly following the issuance thereof.

            (b) The Canadian Borrower may from time to time request that the Canadian Issuing Lender issue a Canadian Letter of Credit by delivering to the Canadian Issuing Lender at its address for notices specified herein an Application therefor, completed to the reasonable satisfaction of the Canadian Issuing Lender, and such other certificates, documents and other papers and information as the Canadian Issuing Lender may reasonably request. Upon receipt of any Application, the Canadian Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Canadian Letter of Credit requested thereby (but in no event shall the Canadian Issuing Lender be required to issue any Canadian Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Canadian Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Canadian Issuing Lender and the Canadian Borrower. The Canadian Issuing Lender shall furnish a copy of such Canadian Letter of Credit to the Canadian Borrower promptly following the issuance thereof.

            3.3 Fees, Commissions and Other Charges. (a) The Company shall pay to the US Administrative Agent, for the account of the US Issuing Lender and the US L/C Participants, a letter of credit fee with respect to each US Letter of Credit, computed for the period from and including the date of issuance of such US Letter of Credit to the expiration date of such US Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Eurodollar Loans that are US Revolving Credit Loans calculated on the basis of the actual number of days elapsed over a 360-day year, of the aggregate face amount of US Letters of Credit outstanding, payable in arrears on each L/C Fee Payment Date and on the US Revolving Credit Commitment Termination Date. Such fee shall be payable to the US Administrative Agent to be shared ratably among the US Revolving Credit Lenders in accordance with their respective US Revolving Credit Commitment Percentages. In addition, the Company shall pay to the US Issuing Lender, for its own account a fee equal to 0.25% per annum of the aggregate face amount of outstanding US Letters of Credit, payable quarterly in arrears on each L/C Fee Payment Date and on the US Revolving Credit Commitment Termination Date and calculated on the basis of the actual number of days elapsed over a 360-day year.

            (b) The Canadian Borrower shall pay to the Canadian Administrative Agent, for the account of the Canadian Issuing Lender and the Canadian L/C Participants, a letter of credit fee with respect to each Canadian Letter of Credit, computed for the period from and including the date of issuance of such Canadian Letter of Credit to the expiration date of such Canadian Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Bankers' Acceptances that are Canadian Revolving Credit Loans calculated on the basis of the actual number of days elapsed over a 365-day year, of the aggregate face amount of Canadian Letters of Credit outstanding, payable annually in advance on the date of issuance of each Canadian Letter of Credit and on each anniversary thereof to occur thereafter on which a Canadian Letter of Credit shall remain outstanding. Such fee shall be payable to the Canadian Administrative Agent to be shared ratably among the Canadian Revolving Credit Lenders in accordance with their respective Canadian Revolving Credit Commitment Percentages. In addition, the Canadian Borrower shall pay to the Canadian Issuing Lender, for its own account, a fee equal to 0.25% per annum of the aggregate face amount of outstanding Canadian Letters of Credit, payable quarterly in advance on the date of issuance of each Canadian Letter of Credit and on each L/C Fee Payment Date to occur thereafter on which a Canadian Letter of Credit shall remain outstanding and calculated on the basis of the actual number of days elapsed over a 365-day year.

            (c) In addition to the foregoing fees and commissions, each Borrower shall pay or reimburse the US Issuing Lender, in the case of the Company, and the Canadian Issuing Lender, in the case of the Canadian Borrower, for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

            (d) Each Administrative Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Lender and the applicable L/C Participants all fees and commissions received by such Administrative Agent for their respective accounts pursuant to this subsection.

            3.4 L/C Participations. (a) The US Issuing Lender irrevocably agrees to grant and hereby grants to each US L/C Participant, and, to induce the US Issuing Lender to issue US Letters of Credit hereunder, each US L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the US Issuing Lender, on the terms and conditions hereinafter stated, for such US L/C Participant's own account and risk an undivided interest equal to such US L/C Participant's US Revolving Credit Commitment Percentage in the US Issuing Lender's obligations and rights under each US Letter of Credit issued hereunder and the amount of each draft paid by the US Issuing Lender thereunder. Each US L/C Participant unconditionally and irrevocably agrees with the US Issuing Lender that, if a draft is paid under any US Letter of Credit for which the US Issuing Lender is not reimbursed in full by the Company in accordance with the terms of this Agreement, such US L/C Participant shall pay to the US Issuing Lender upon demand at the US Issuing Lender's address for notices specified herein an amount equal to such US L/C Participant's US Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that, if such demand is made prior to 12:00 Noon, New York City time, on a Business Day, such US L/C Participant shall make such payment to the US Issuing Lender prior to the end of such Business Day and otherwise such US L/C Participant shall make such payment on the next succeeding Business Day.

            (b) The Canadian Issuing Lender irrevocably agrees to grant and hereby grants to each Canadian L/C Participant, and, to induce the Canadian Issuing Lender to issue Canadian Letters of Credit hereunder, each Canadian L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Canadian Issuing Lender, on the terms and conditions hereinafter stated, for such Canadian L/C Participant's own account and risk an undivided interest equal to such Canadian L/C Participant's Canadian Revolving Credit Commitment Percentage in the Canadian Issuing Lender's obligations and rights under each Canadian Letter of Credit issued hereunder and the amount of each draft paid by the Canadian Issuing Lender thereunder. Each Canadian L/C Participant unconditionally and irrevocably agrees with the Canadian Issuing Lender that, if a draft is paid under any Canadian Letter of Credit for which the Canadian Issuing Lender is not reimbursed in full by the Canadian Borrower in accordance with the terms of this Agreement, such Canadian L/C Participant shall pay to the Canadian Issuing Lender upon demand at the Canadian Issuing Lender's address for notices specified herein an amount equal to such Canadian L/C Participant's Canadian Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that, if such demand is made prior to 12:00 Noon, Toronto time, on a Business Day, such Canadian L/C Participant shall make such payment to the Canadian Issuing Lender prior to the end of such Business Day and otherwise such Canadian L/C Participant shall make such payment on the next succeeding Business Day.

            (c) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to subsection 3.4(a) or 3.4(b) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate, in the case of US Letters of Credit, and the then effective CDOR Rate, in the case of Canadian Letters of Credit, as quoted by such Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) or 3.4(b) is not in fact made available to such Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans, in the case of the US Issuing Lender, or C$ Prime Loans, in the case of the Canadian Issuing Lender, hereunder. A certificate of an Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

            (d) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a) or 3.4(b), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the applicable Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

            3.5 L/C Reimbursement Obligations of the Borrower. (a) The Company agrees to reimburse the US Issuing Lender, and the Canadian Borrower agrees to reimburse the Canadian Issuing Lender, on each date on which such Issuing Lender notifies such Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to such Issuing Lender at its address for notices specified herein in US$, in the case of the US Issuing Lender, and in C$, in the case of the Canadian Issuing Lender, and in immediately available funds.

            (b) Interest shall be payable by each Borrower on any and all amounts remaining unpaid by such Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans, in the case of the Company, and C$ Prime Loans, in the case of the Canadian Borrower, in each case which were then overdue.

            (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower that is the account party in respect thereof to the applicable Administrative Agent for a borrowing pursuant to subsection 2.5 of ABR Loans, in the case of US Letters of Credit, or a borrowing pursuant to subsection 2.6 of C$ Prime Loans, in the case of Canadian Letters of Credit, in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

            3.6 Obligations Absolute. (a) Each Borrower's obligations under this
Section 0 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower may have or have had against any Issuing Lender or any beneficiary of a Letter of Credit.

            (b) The Company also agrees with the US Issuing Lender, and the Canadian Borrower agrees with the Canadian Issuing Lender, that such Issuing Lender shall not be responsible for, and such Borrower's L/C Reimbursement Obligations under subsection 0 shall not be affected by, among other things, (i) subject to subsection 3.7, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee.

            (c) No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by such Issuing Lender's gross negligence or willful misconduct.

            (d) Each Borrower agrees that any action taken or omitted by either Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York and the Uniform Customs, in the case of US Letters of Credit, or the laws of the Province of Ontario and the Uniform Customs, in the case of Canadian Letters of Credit, shall be binding on such Borrower and shall not result in any liability of such Issuing Lender to such Borrower.

            3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender in respect thereof shall promptly notify the Borrower that is the account party in respect thereof of the date and amount thereof. The responsibility of such Issuing Lender to such Borrower in connection with any draft presented for payment under any such Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

            3.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 0, the provisions of this Section 0 shall apply.


                          SECTION 4. GENERAL PROVISIONS

            4.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

            (b) Each ABR Loan shall bear interest for each day on the unpaid principal amount thereof at a rate per annum equal to the ABR determined for such day plus the Applicable Margin.

            (c) Each C$ Prime Loan shall bear interest for each day on the unpaid principal amount thereof at a rate per annum equal to the C$ Prime Rate determined for such day plus the Applicable Margin.

            (d) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any commitment fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, commitment fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, commitment fee or other amount, the rate described in paragraph (b), in the case of US$ Loans, or (c), in the case of Canadian Revolving Credit Loans, of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, commitment fee or other amount is paid in full (as well after as before judgment).

            (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (d) of this subsection shall be payable from time to time on demand. Interest in respect of US$ Loans (and all other amounts denominated in US$) shall be payable in US$, and interest in respect of Canadian Revolving Credit Loans (and all other amounts denominated in C$) shall be payable in C$.

            (f) (i) If any provision of this Agreement would obligate any Loan Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows:

      (x) first, by reducing the amount or rates of interest required to be paid under this subsection 4.1; and

      (y) thereafter, by reducing any fees, commissions, premiums and other amounts which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

            (ii) If, notwithstanding the provisions of clause (i) of this subsection 4.1(f), and after giving effect to all adjustments contemplated thereby, any Lender shall have received an amount in excess of the maximum permitted by such clause, then the applicable Loan Party shall be entitled, by notice in writing to such Lender, to obtain reimbursement from such Lender of an amount equal to such excess, and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Lender to such Loan Party.

            (iii) Any amount or rate of interest referred to in this subsection 4.1(f) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term of any Loan on the assumption that any charges, fees or expenses that fall within the meaning of "interest" (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be prorated over that period of time and otherwise be prorated over the period from the Closing Date to the Canadian Revolving Credit Termination Date or the scheduled final maturity of the Canadian Term Loans and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Canadian Administrative Agent shall be conclusive for the purposes of such determination absent manifest error.

            4.2 Optional Prepayments. (a) Each Borrower may at any time and from time to time prepay the Loans made to it in whole or in part, without premium or penalty on any Business Day, provided that (i) the Borrower shall have given (x) at least three Business Days' irrevocable notice to the relevant Administrative Agent (in the case of Eurodollar Loans) or (y) one Business Day's irrevocable notice to the relevant Administrative Agent (otherwise), (ii) such notice specifies, in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is (x) of Term Loans or Revolving Credit Loans, or a combination thereof, and in each case if a combination thereof, the amount allocable to each, (y) the Type of

Loan to be prepaid, and if a combination thereof, the principal amount allocable to each and (iii) each prepayment is in a minimum principal amount of US$1,000,000 or C$1,000,000, as the case may be, and a multiple of US$100,000 or C$100,000, as the case may be, in excess thereof. Upon the receipt of any such notice the relevant Administrative Agent shall promptly notify each of the relevant Lenders thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 4.12, if any, and, in the case of prepayments of the US Term Loans only, accrued interest to such date on the amount prepaid.

            (b) Partial prepayments of (i) the US Term Loans pursuant to this subsection shall be applied to the installments of principal of such Term Loans in the inverse order of the respective maturity dates thereof, (ii) the Canadian Term Loans pursuant to this subsection shall be applied to the installments of principal of such Term Loans in the inverse order of the respective maturity dates thereof and shall be deemed to be applied ratably to the portion of the Canadian Term Loans that constitutes the Closing Date Advance and the portion thereof that constitutes the Original Advance (both as defined in subsection 2.14(a)), (iii) the US Revolving Credit Loans and the US Letters of Credit pursuant to this subsection shall be applied, first, to payment of the US Revolving Credit Loans then outstanding and, then, to cash collateralize any outstanding US L/C Obligations upon terms reasonably satisfactory to the US Administrative Agent and (iv) the Canadian Revolving Credit Loans and the Canadian Letters of Credit pursuant to this subsection shall be applied, first, to payment of the Canadian Revolving Credit Loans then outstanding and, then, to cash collateralize any outstanding Canadian L/C Obligations and Bankers' Acceptances upon terms reasonably satisfactory to the Canadian Administrative Agent.

            4.3 Mandatory Prepayments and Reduction of Revolving Credit Commitments. (a) If there shall be Excess Cash Flow with respect to any fiscal year, commencing with the fiscal year ending December 31, 1998, and the Total Leverage Ratio on the last day of such fiscal year is not less than 5.00:1.00, then on the date that is the earlier of (i) the date on which the audited financial statements for such fiscal year are required to be delivered pursuant to subsection 7.1(a) and (ii) the date two Business Days after the delivery of such financial statements, an amount equal to 50% of such Excess Cash Flow shall be applied toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments first, by the Company in accordance with subsection 4.3(f)(i) and then, by the Canadian Borrower in accordance with subsection 4.3(f)(ii).

            (b) If, subsequent to the Closing Date, the Company shall issue any Capital Stock, then an amount equal to 100% of the Net Cash Proceeds thereof shall, on the first Business Day after receipt of such Net Cash Proceeds, be applied toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments first, by the Company in accordance with subsection 4.3(f)(i) and then, by the Canadian Borrower in accordance with subsection 4.3(f)(ii), provided that (A) in the case of any such issuance at a time when
(i) no Default or Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio as at the end of the most recently ended fiscal quarter of the Company for which financial statements have been delivered pursuant to subsection 7.1 is less than 5.00:1.00, no such prepayment or reduction shall be required in respect of such issuance and (B) in the case of any such issuance occurring at a time when (i) no Default or Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio as at the end of the two consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to subsection 7.1 most recently ended prior to such time is less than 5.00:1.00, the Company may apply a portion of the Net Cash Proceeds thereof to repurchase or redeem Subordinated Indebtedness permitted to be so repurchased or redeemed under the Senior Subordinated Indentures at a premium of not greater than 9% so long as the Borrowers simultaneously apply toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f) an amount equal to the excess, if any, of (x) an amount equal to the portion of such Net Cash Proceeds so applied to repurchase Subordinated Indebtedness over (y) the aggregate amount of voluntary reductions in the Revolving Credit Commitments made pursuant to subsections 2.8(a) and 4.2(a) and voluntary prepayments of the Term Loans during the period from the Closing Date to and including the date of receipt of such Net Cash Proceeds (other than any such voluntary prepayments or reductions which, pursuant to a calculation made pursuant to this clause (b) in connection with a previous issuance of Capital Stock by the Company, shall have theretofore resulted in a reduction in or elimination of the amount of any mandatory prepayment of the Loans or permanent reduction of the Revolving Credit Commitments pursuant to this subsection 4.3(b).

            (c) If, subsequent to the Closing Date, either Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from any asset sale or other disposition permitted by subsection 8.6(d), then an amount equal to 100% of such Net Cash Proceeds shall on the first Business Day after receipt thereof, be applied toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f); provided that (i) such Net Cash Proceeds from any such asset sales or other dispositions shall not be required to be so applied until the aggregate amount of such unapplied Net Cash Proceeds exceeds $2,000,000 in the aggregate, at which time an amount equal to 100% of such unapplied Net Cash Proceeds shall be applied immediately toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f), and (ii) such Borrower may notify the relevant Administrative Agent in writing that it intends to use the Net Cash Proceeds from any such asset sale or other disposition to acquire fixed or capital assets within 269 days of receipt of such Net Cash Proceeds, in which case the prepayment and reduction otherwise required by this paragraph need not be made, but if such Net Cash Proceeds are not so used within such 269-day period, an amount equal to such Net Cash Proceeds shall be applied toward the repayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f) on the earlier of (x) the 269th day after receipt of such Net Cash Proceeds and (y) the date on which such Borrower has reasonably determined that such Net Cash proceeds shall not be so used; provided, further, that such Net Cash Proceeds from any such asset sales or other disposition to the extent that they may be used for the purposes described in clause (ii) of the immediately preceding proviso within 269 days of receipt thereof shall either (x) be applied to prepay any then outstanding Revolving Credit Loans of the relevant Class (in which case such amount (or a portion thereof) may only be reborrowed on the date upon which such amount (or such portion thereof) is used for the purposes described in clause (ii) of the immediately preceding proviso or on the date of the required prepayment of the Loans for application in accordance with subsection 4.3(f)) or (y) if requested by the relevant Administrative Agent, be deposited with such Administrative Agent which shall hold such Net Cash Proceeds in a cash collateral account upon terms reasonably satisfactory for the period beginning on the date of receipt thereof and ending on the date on which such Net Cash Proceeds are used for the purposes described in clause (ii) of the immediately preceding proviso or are applied toward the repayment of the Loans and the permanent reduction of the Revolving Credit Commitments pursuant to such clause; and provided, further, that with respect to any sale of assets required by the United States Department of Justice so that the Acquisition will not result in a violation of the Federal antitrust laws, the Net Cash Proceeds thereof shall only be required to applied in accordance with the foregoing provisions of this subsection 4.3(c) to the extent that such Net Cash Proceeds of all such sales described in this proviso exceed $200,000,000.

            (d) If, subsequent to the Closing Date, either Borrower or any of its Restricted Subsidiaries shall receive any cash proceeds of any casualty or condemnation with respect to any of its property or assets, then an amount equal to 100% of such proceeds shall on the first Business Day after receipt thereof be deposited with the relevant Administrative Agent which shall hold such proceeds in a cash collateral account upon terms reasonably satisfactory to it. From time to time upon the request of such Borrower, such Administrative Agent shall (in accordance, in the case of any such proceeds related to property that is covered by a Mortgage, with the applicable terms and conditions of such Mortgage) release such proceeds to such Borrower or such Restricted Subsidiary, as necessary, to pay for replacement or rebuilding of the property lost or condemned. If such property is not replaced or rebuilt within 179 days following the condemnation or casualty or if such Borrower fails to notify such Administrative Agent in writing on or before 179 days after such casualty or condemnation that such Borrower has commenced the replacement or rebuilding of such property, then, in either case, such Administrative Agent shall apply any amounts in the cash collateral account toward the prepayment of the Loans and the permanent reduction of the Revolving Credit Commitments in accordance with subsection 4.3(f).

            (e) If (i) at any time during the US Revolving Credit Commitment Period, the Aggregate Outstanding US Revolving Extensions of Credit with respect to all US Revolving Credit Lenders exceeds the aggregate US Revolving Credit Commitments then in effect, the Company shall, without notice or demand, immediately repay the US Revolving Credit Loans in an aggregate principal amount equal to such excess, or (ii)) at any time during the Canadian Revolving Credit Commitment Period, the Aggregate Outstanding Canadian Revolving Extensions of Credit with respect to all Canadian Revolving Credit Lenders exceeds the aggregate Canadian Revolving Credit Commitments then in effect, the Canadian Borrower shall, without notice or demand, immediately repay the Canadian Revolving Credit Loans that are C$ Prime Loans (or, in the case of Bankers' Acceptances, cash collateralize such Bankers' Acceptances as set forth below) in an aggregate principal amount equal to such excess, in each case together with interest accrued to the date of such payment or prepayment and any amounts payable under subsection 4.12, if any. To the extent that after giving effect to any prepayment of the US Revolving Credit Loans required by the preceding sentence, the Aggregate Outstanding US Revolving Extensions of Credit with respect to all US Revolving Credit Lenders exceeds the aggregate US Revolving Credit Commitments then in effect, the Company shall, without notice or demand, immediately cash collateralize the then outstanding US L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the relevant Administrative Agent. To the extent that after giving effect to any prepayment of the Canadian Revolving Credit Loans required by the preceding sentence, the Aggregate Outstanding Canadian Revolving Extensions of Credit with respect to all Canadian Revolving Credit Lenders exceeds the aggregate Canadian Revolving Credit Commitments then in effect, the Canadian Borrower shall, without notice or demand, immediately cash collateralize the then outstanding Bankers' Acceptances and/or Canadian L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the relevant Administrative Agent. On the Business Day next succeeding the date on which a payment has caused such Aggregate Outstanding US Revolving Extensions of Credit with respect to all such US Revolving Credit Lenders to be equal to or less than the US Revolving Credit Commitments then in effect, the US Administrative Agent shall return to the US Borrower the cash used to cash collateralize such then outstanding L/C Obligations pursuant to the second preceding sentence; on the Business Day next succeeding the date on which a payment has caused such Aggregate Outstanding Canadian Revolving Extensions of Credit with respect to all such Canadian Revolving Credit Lenders to be equal to or less than the Canadian Revolving Credit Commitments then in effect, the Canadian Administrative Agent shall return to the Canadian Borrower the cash used to cash collateralize such respective then outstanding Bankers' Acceptances and Canadian L/C Obligations pursuant to the preceding sentence.

            (f) (i) Prepayments of the Loans and permanent reductions of the Revolving Credit Commitments by the Company pursuant to subsections 4.3(a), (b),
(c), (d) and (f)(ii) shall be applied, first, to payment of the US Term Loans then outstanding, second, (to the extent that there are no US Term Loans then outstanding) to permanent reduction of the US Revolving Credit Commitments then in effect, and, if any such amount remains unapplied, the Canadian Borrower shall, to the extent of such unapplied amount, be obligated to make a prepayment of the Canadian Revolving Credit Loans and a permanent reduction of the Canadian Revolving Credit Commitments in accordance with subsection 4.3(f)(ii). Such prepayments of the US Term Loans pursuant to subsections 4.3(a), (b), (c), (d) and (f)(ii) shall be applied to the respective installments of principal thereof in the inverse order of the respective maturity dates thereof.

            (ii) Prepayments of the Loans and permanent reductions of the Revolving Credit Commitments by the Canadian Borrower pursuant to subsections
4.3 (a), (b), (c), (d) and (f)(i) shall be applied, first, to payment of the Canadian Term Loans then outstanding (it being understood that such amounts shall be deemed to be applied ratably to the portion of the Canadian Term Loans that are continued on the Closing Date and the portion thereof borrowed on the Closing Date), second, (to the extent that there are no Canadian Term Loans then outstanding) to permanent reduction of the Canadian Revolving Credit Commitments then in effect, and, if any such amount remains unapplied, the Company shall, to the extent of such unapplied amount, be obligated to make a prepayment of the US Term Loans and a permanent reduction of the US Revolving Credit Commitments in accordance with subsection 4.3(f)(i). Such prepayments of the Canadian Term Loans pursuant to subsections 4.3(a), (b), (c), (d) and (f)(i) shall be applied, subject to the limitations set forth in clause (f)(iii) below, to the respective installments of principal thereof in the inverse order of the respective maturity dates thereof.

            (iii) Notwithstanding any other provision of this subsection 4.3, at no time during the period from the Closing Date through the first day following the fifth anniversary of the Closing Date (unless the Canadian Term Loans shall have become due and payable by acceleration under this Agreement following the occurrence of an Event of Default) shall any prepayments of the Canadian Term Loans be required to be made by the Canadian Borrower pursuant to this subsection 4.3 to the extent that, after giving effect to such prepayment, the sum of (A) the aggregate amount of prepayments of Canadian Term Loans made pursuant to subsection 4.3 at or prior to such first day (it being understood that such amounts shall be deemed to be applied ratably to the portion of the Canadian Term Loans that constitutes the Closing Date Advance and the portion thereof that constitutes the Original Advance (as each such term is defined in subsection 2.14(a)) and (B) the aggregate amount of (i) repayments of

Canadian Term Loans scheduled to be made pursuant to subsection 2.12 at or prior to such first day (it being understood that such amounts shall be deemed to be applied ratably to the portion of the Canadian Term Loans that constitutes the Closing Date Advance and the portion thereof that constitutes the Original Advance (as each such term is defined in subsection 2.14(a)) and (ii) the scheduled repayments of "Canadian Tranche B Term Loans" under (and as defined in) the Existing Credit Agreement prior to the Closing Date pursuant to subsection 2.13 of the Existing Credit Agreement (aggregating $200,000, in the case of this clause (B)(ii)) would exceed an amount equal to 25% of the aggregate amount of the Closing Date Advance, in the case of such repayments applied or deemed applied to Canadian Term Loans constituting the Closing Date Advance, or 25% of the aggregate amount of the Original Advance, in the case of such repayments applied or deemed applied to Canadian Term Loans constituting the Original Advance, respectively (as each such term is defined in subsection 2.14(a)).

            (iv) Notwithstanding the foregoing provisions of this subsection 4.3(f) (but subject, nevertheless, to subsection 4.3(f)(iii)), if at the time any prepayment of the Loans and permanent reductions of the Revolving Credit Commitments shall be required to be made pursuant to the provisions of subsection 4.3(a), (b), (c), (d), (f)(i) or (f)(ii) an Event of Default shall have occurred and be continuing, such prepayment shall be applied to the payment of all the Loans and L/C Obligations then outstanding pro rata according to the respective amounts thereof, and each of the Revolving Credit Commitments shall be automatically reduced by an amount equal to that portion of such prepayments as shall have been allocated to the Revolving Credit Loans and L/C Obligations then outstanding under such Revolving Credit Commitment. For purposes of calculations pursuant to this clause (v) all amounts denominated in Canadian Dollars shall be converted to US Dollars at the US$ Equivalent amount thereof. Prepayments, pursuant to this clause (iv) in respect of the US Term Loans and US Revolving Credit Loans shall be made by the Company, and prepayments pursuant to this clause (iv) in respect of the Canadian Term Loans and Canadian Revolving Credit Loans shall be made by the Canadian Borrower.

            (g) Notwithstanding anything to the contrary contained above, all prepayments of each Loan shall be made in the currency in which such Loans were made, all cash collateralization of Canadian L/C Obligations and Bankers' Acceptances shall be made in Canadian Dollars and all cash collateralization of US L/C Obligations shall be made in US Dollars. For purposes of determining the amounts required to be applied, conversions of one currency to another are assumed to be made by using the C$ Equivalent or US$ Equivalent, as the case may be, of amounts received in the other currency. However, it shall remain the responsibility of the respective Borrower to convert amounts received in one currency into the other to the extent needed to repay, or cash collateralize, Loans, L/C Obligations or Bankers' Acceptances maintained in the other such currency.

            (h) Amounts prepaid on account of Term Loans pursuant to this subsection may not be reborrowed. Each prepayment pursuant to this subsection shall be accompanied by payment of accrued interest on the amount prepaid. Amounts prepaid on account of Canadian Term Loans shall be deemed to be applied ratably to the portion of the Canadian Term Loans that constitutes the Closing Date Advance and the portion thereof that constitutes the Original Advance (as each such term is defined in subsection 2.14(a).

            4.4 Conversion and Continuation Options. (a) Each Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the US Administrative Agent at least two Business Days, or the Canadian Administrative Agent, as applicable, at least three Business Days,' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. Each Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the US Administrative Agent or the Canadian Administrative Agent, as applicable, at least three Business Days prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice, such Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the US Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the US Revolving Credit Termination Date (in the case of conversions of US Revolving Credit Loans) or the date of the final installment of principal of the Class of Term Loans of which such Loan is a part.

            (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the applicable Borrower giving notice to the applicable Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and either Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the US Revolving Credit Commitment Termination Date (in the case of conversions of US Revolving Credit Loans) or the date of the final installment of principal of the Class of Term Loans of which such Loan is a part, and provided, further, that if either Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

            (c) Subject to the provisions of this Agreement, the Canadian Borrower may, prior to the Canadian Revolving Credit Termination Date, effective on any Business Day, convert, in whole or in part, C$ Prime Loans into Bankers' Acceptances or vice versa upon giving to the Canadian Administrative Agent prior irrevocable telephone or written notice within the notice period and in the form which would be required to be given to the Canadian Administrative Agent in respect of the category of Canadian Revolving Credit Loans into which the outstanding Canadian Revolving Credit Loans is to be converted in accordance with the provisions of subsection 2.6 or 2.16, as applicable, followed, in the case of telephone notice, by written confirmation on the same day, provided that:

       (a) no C$ Prime Loan may be converted into a Bankers' Acceptance when any Event of Default has occurred and is continuing and the Canadian Administrative Agent has or the Majority Lenders have determined that such conversion is not appropriate;

       (b) each conversion to Bankers' Acceptances shall be for an aggregate amount of C$4,000,000 (and whole multiples of C$100,000 in excess thereof), and each conversion to C$ Prime Loans shall be in a minimum aggregate amount of C$4,000,000; and

       (c) Bankers' Acceptances may be converted only on the maturity date of such Bankers' Acceptances and, provided that, if less than all Bankers' Acceptances are converted, then after such conversion not less than C$4,000,000 (and whole multiples of C$100,000 in excess thereof) shall remain as Bankers' Acceptances.

            4.5 Minimum Amounts and Maximum Number of Tranches. All borrowings, conversions and continuations of US$ Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Tranche shall be equal to US$2,500,000 or a whole multiple of US$100,000 in excess thereof. In no event shall there be more than
(a) 30 Tranches outstanding at any time or (b) 20 Tranches in respect of US Revolving Credit Loans, 15 Tranches in respect of US Term Loans or 10 Tranches in respect of Canadian Term Loans outstanding at any time. Notwithstanding the foregoing and regardless of the number of Tranches outstanding, all Term Loans shall be advanced only once, and all amounts repaid thereunder may not be reborrowed.

            4.6 Computation of Interest and Fees. (a) Interest (except as provided in the following two sentences) and commitment and letter of credit fees and commissions shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest on ABR Loans (when it is based upon the CIBC Base
Rate) shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Acceptance fees and commitment fees and interest calculated on the basis of the CDOR Rate shall be calculated on the basis of a 365-day year for the actual days elapsed. The relevant Administrative Agent shall as soon as practicable notify the relevant Borrower and the Lenders of each determination of a Eurodollar Rate or the Applicable BA Discount Rate. Any change in the interest rate on a Loan resulting from a change in the ABR, the C$ Prime Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The relevant Administrative Agent shall as soon as practicable notify the relevant Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by an Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the relevant Borrower and the Lenders in the absence of manifest error. The relevant Administrative Agent shall, at the request of the relevant Borrower, deliver to such Borrower a statement showing the quotations used by the such Administrative Agent in determining any interest rate pursuant to subsection 4.1.

            (c) For the purposes of the Interest Act (Canada), in any case in which an interest rate is stated in this Agreement to be calculated on the basis of a year of 360 days or 365 days, as the case may be, the yearly rate of interest to which such interest rate is equivalent is equal to such interest rate multiplied by the number of days in the year in which the relevant interest payment accrues and divided by 360 or 365, respectively. In addition, the principle of deemed reinvestment of interest does not apply to any interest calculations under this Agreement and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

            4.7 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the US Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower in the absence of manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) the US Administrative Agent shall have received notice from the Majority Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such US$ Lenders (as conclusively certified by such US$ Lenders) of making or maintaining their affected Loans during such Interest Period, the US Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the US$ Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the US Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall either Borrower have the right to convert Loans to Eurodollar Loans.

            4.8 Pro Rata Treatment and Payments. (a) Each borrowing of Revolving Credit Loans by each Borrower hereunder shall be made, each payment by each Borrower on account of any commitment fee or acceptance fee hereunder, and any reduction of the Revolving Credit Commitments shall be allocated by the relevant Administrative Agent, pro rata according to the US Revolving Credit Commitment Percentages of the US Revolving Credit Lenders, in the case of US Revolving Credit Commitments and US Revolving Credit Loans, and according to the Canadian Revolving Credit Commitment Percentages of the Canadian Revolving Credit Lenders, in the case of Canadian Revolving Credit Commitments and Canadian Revolving Credit Loans. Each payment (including each prepayment pursuant to subsection 4.3, but subject to the limitations set forth in subsection 4.3(f)(iii) and subject to the provisions of subsection 4.3(f)(iv)) by each Borrower on account of principal of and interest on any Class of Loans shall be made pro rata according to the respective outstanding principal amounts of such Class of Loans then held by the relevant Lenders. Notwithstanding the foregoing provisions of this subsection, if at the time of the making of any payment hereunder of interest, principal or fees such payment shall be insufficient to pay in full all such amounts then due and unpaid hereunder, such amount shall be applied first to pay all fees then due and unpaid, second to pay all interest then due and unpaid and third to pay all principal then due and unpaid in each case described above, ratably among the Lenders in accordance with the respective amounts of each category of obligation then due and unpaid to it, provided that, unless all the Loans shall have become due and payable (whether at the stated maturity thereof, by acceleration or otherwise), in no event shall any amount paid by either Borrower under or pursuant to this Agreement be applied to the obligations of any Class of Loans in respect of which the obligor is the other Borrower. All payments (including prepayments) to be made by the Borrowers hereunder and under any Notes, whether on account of principal, interest, fees, L/C Obligations or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the relevant Administrative Agent, for the account of the Lenders holding the relevant Loans or the L/C Participants, as the case may be, at the Administrative Agent's office specified in subsection 11.2, in US Dollars or C$, as the case may be, and in immediately available funds. Payments received by the relevant Administrative Agent after such time shall be deemed to have been received on the next Business Day. If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event, subject to subsection 4.3(f)(iii), such payment shall be made on the immediately preceding Business Day.

            (b) Unless the relevant Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Commitment Percentage of such borrowing available to such Administrative Agent, such Administrative Agent may assume that such Lender is making such amount available to such Administrative Agent, and such Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such amount is not made available to such Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to such Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Rate (in the case of US$ Loans) or at the then effective CDOR Rate (in the case of Canadian Revolving Credit Loans) for the period until such Lender makes such amount immediately available to such Administrative Agent. A certificate of the relevant Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the relevant Administrative Agent by such Lender within three Business Days of such Borrowing Date, the relevant Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans or C$ Prime Loans, as the case may be, hereunder, on demand, from the relevant Borrower.

            4.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or any change in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the relevant Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.12.

            4.10 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or any change in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

            (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or any Bankers' Acceptance purchased or accepted by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection
      4.11 and changes in the rate of tax on the overall net income of such Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the BA Discount Rate hereunder; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, or issuing or participating in Letters of Credit, or purchasing or accepting Bankers' Acceptances, or to reduce any amount receivable hereunder in respect thereof then, in any such case, the relevant Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender, on an after-tax basis, for such increased cost or reduced amount receivable.

            (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or any change in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the relevant Borrower (with a copy to the US Administrative Agent) of a written request therefore, such Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender, on an after-tax basis, for such reduction.

            (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the relevant Borrower, through the relevant Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the relevant Administrative Agent, to the relevant Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

            4.11 Taxes. (a) All payments made by either Borrower under this Agreement, any Note or any Application shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on either Administrative Agent or any Lender as a result of a present or former connection between such Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the relevant Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, any Notes or any Application). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to either Administrative Agent or any Lender hereunder or under any Note or any Application, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to such Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, the Notes and the Applications, provided, however, that neither Borrower shall be required to increase any such amounts payable to any Lender if such increased amount arises as a result of (i) in the case of amounts payable by the Company with respect to US$ Loans, such Lender's failure to comply with any applicable requirements of subsection 4.11(b), including a material failure of any statement or certification given pursuant to subsection 4.11(b) to be true for any reason other than a change in United States federal income tax law or an amendment, modification or revocation of an applicable double tax treaty or (ii) in the case of amounts payable by the Canadian Borrower with respect to Canadian Revolving Credit Loans, such Lender's status as a non-resident of Canada for the purposes of the Income Tax Act (Canada). Each Borrower shall also indemnify each Administrative Agent and each Lender on an after-tax basis for any additional taxes on net income which such Administrative Agent or such Lender, as the case may be, may be obligated to pay as a result of the receipt of additional amounts under this subsection 4.11(a). Whenever any Non-Excluded Taxes are payable by either Borrower, as promptly as possible thereafter such Borrower shall send to the relevant Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If either Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the relevant Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify each Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by such Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

            (i) in the case of a Lender or a Transferee that is a "bank" under
      Section 881(c)(3)(A) of the Code;

                  (A) deliver to Company and the US Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and
            (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                  (B) deliver to the Company and the US Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company; and

                  (C) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company or the US Administrative Agent;

            (ii) in the case of a Lender or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

                        (A) deliver to the Company and the US Administrative
            Agent (I) a statement under penalties of perjury that such Lender
            (x) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and
            (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

                        (B) deliver to the Company and the US Administrative
            Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company or upon the request of the Company; and

                        (C) obtain such extensions of time for filing and
            completing such forms or certifications as may be reasonably requested by the Company or the US Administrative Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Company and the US Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 11.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

            4.12 Indemnity. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.


                    SECTION 5. REPRESENTATIONS AND WARRANTIES

            To induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Company hereby represents and warrants to each Administrative Agent and each Lender that:

            5.1 Financial Condition. (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 1996 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Deloitte & Touche, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 31, 1997 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each

Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from December 31, 1996 to and including the Closing Date there has been no sale, transfer or other disposition by the Company or any of its consolidated Subsidiaries of any material part of its business or property and, except for
(i) the Acquisition, (ii) the acquisition of the stock of Outdoor Systems (New
York), Inc. (formerly known as Van Wagner Communications, Inc.) and (iii) any other acquisition disclosed to the Lenders in the Confidential Information Memorandum delivered in connection herewith, no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Company and its consolidated Subsidiaries at December 31, 1996.

            (b) The NAC financial statements referred to in Section 2.03 of the Purchase Agreement, copies of which have heretofore been furnished to each Lender, present fairly the consolidated financial condition of the business, operations and assets of NAC as at the respective dates thereof, and the consolidated results of operations and consolidated cash flows thereof for the fiscal periods then ended.

            (c) The pro forma balance sheet of the Company and its consolidated Subsidiaries (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Lender, is the balance sheet of the Company and its consolidated Subsidiaries as of December 31, 1996 (the "Pro Forma Date"), adjusted to give effect (as if such events had occurred on such date) to (i) the consummation of the Acquisition, (ii) the making of the Loans and other extensions of credit under this Agreement on the Closing Date and the Acquisition Closing Date and the application of the proceeds thereof as contemplated hereby, and (iii) the payment of the fees and expenses payable in connection with the consummation of the Acquisition and the financing thereof.

            5.2 No Change. Since December 31, 1996 (in the case of NAC) or December 31, 1996 (in the case of the Company and its Subsidiaries) (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and (b) other than as disclosed on Schedule 5.2, no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its Restricted Subsidiaries.

            5.3 Corporate Existence; Compliance with Law. Each of the Company and its Restricted Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction set forth on Schedule 5.3 on the date hereof, which includes each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

            5.4 Corporate Power; Authorization; Enforceable Obligations. (a) Each of the Company and the other Loan Parties has the corporate power and authority, and the legal right, to make, deliver and perform those Loan Documents to which it is a party and, in the case of each Borrower, to borrow hereunder, and each of the Borrowers and the other Loan Parties has taken all necessary corporate action to authorize (in the case of each Borrower) the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of each Loan Document to which it is a party.

            (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by either Borrower or any other Loan Party in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document to which it is a party.

            (c) This Agreement has been, and other Loan Document to which it is a party will be, duly executed and delivered on behalf of each Borrower and each other Loan Party which is a party thereto.

            (d) This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower or each Loan Party, as the case may be, enforceable against each Borrower or such Loan Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            5.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of either Borrower or of any of their respective Restricted Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

            5.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

            5.7 No Default. Neither the Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            5.8 Ownership of Property; Liens. Each of the Company and its Restricted Subsidiaries has good record and valid title in fee simple to, or a leasehold interest enforceable in accordance with outdoor advertising industry standards in, all its real property, and good title to, or a leasehold interest enforceable in accordance with outdoor advertising industry standards in, all its other property, and none of such property is subject to any Lien except as permitted by subsection 8.3, and except to the extent, in the case of such real property other than that required to be subject to a Mortgage hereunder, that the failure to have such good title or leasehold interest, as the case may be, could not reasonably be expected to have a Material Adverse Effect.

            5.9 Advertising Displays. Schedule 5.9 sets forth, under the heading "Locations and Leases", on the date hereof, (i) the location by street of each Advertising Display of the Company or any of its Restricted Subsidiaries, (ii) the location and legal description of all real property owned by the Company or any of its Restricted Subsidiaries and (iii) each lease to which the Company or any of its Restricted Subsidiaries is a party as lessee. Schedule 5.9 sets forth under the heading "Jurisdictions", on the date hereof, the county and state where each Advertising Display of the Company and its Restricted Subsidiaries is located.

            5.10 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

            5.11 Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

            5.12 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

            5.13 ERISA. (a) Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code where failure to comply could reasonably be expected to result in a liability to the Company or any Commonly Controlled Entity. No termination of a Single Employer Plan has occurred, and no Lien on the property, assets or revenues of the Company or any Commonly Controlled Entity in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization, Insolvent or terminating where any liability could result from any such event. Notwithstanding the foregoing, there shall be no breach of the representations set forth in this subsection hereof unless the amount of any liability of the Company or any Commonly Controlled Entity which arises or which could be reasonably expected to arise in connection with such representation, individually or in the aggregate, exceeds $500,000.

            (b) Each Canadian Pension Plan is in compliance with all applicable pension benefits and tax laws except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect; no Canadian Pension Plan has any unfunded liabilities (either on a "going concern" or on a "winding up" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada), all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan have been made; no event has occurred and no condition exists with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in any Canadian Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable pension benefits laws or having its registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits or tax laws, other than events or conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; no order has been made and no notice has been given pursuant to any applicable pension benefits or tax laws in respect of any Canadian Pension Plan requiring (or proposing to require) any Person to take or to refrain from taking any action in respect thereof or that there has (or there are circumstances that indicate that there has) been a contravention of any such applicable laws, other than in respect of matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; no event has occurred and no condition exists which has resulted or could reasonably be expected to result in the Company or any Subsidiary of the Company being required to pay, repay or refund any material amount (other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Canadian Pension Plan or a current or former member thereof, other than events or conditions that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and no event has occurred and no condition exists that has resulted or could result in a material payment being made out of a guarantee fund established under any applicable pension benefits laws in respect of a Canadian Pension Plan.

            (c) With respect to any pension, retirement or other deferred compensation plan maintained by the Canadian Borrower or any of its Subsidiaries which is not a Canadian Pension Plan, all required contributions have been made, and there are no unfunded liabilities in respect of such plans (either on a "going concern" or on a "winding up'" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada).

            5.14 Investment Company Act; Other Regulations. Neither Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

            5.15 Subsidiaries. Schedule 5.15 sets forth each of the Subsidiaries of the Company on the Closing Date. Each Subsidiary of the Canadian Borrower is inactive, and conducts no business or operations, and no such Subsidiary owns any assets or has or is subject to any liabilities or Contractual Obligations, except for (a) Ad Outdoor Signs Limited, (b) Key-One Advertising Ltd., and (c) Subsidiaries of the Canadian Borrower that are immaterial and of negligible significance to the assets, business, operations, liabilities or interests of Company or any of its Subsidiaries.

            5.16 Purpose of Loans. The proceeds of the Loans shall be used by the Borrowers for:

            (a) the continuation of loans under the Existing Credit Agreement as set forth herein;

            (b) working capital purposes in the ordinary course of business; and

            (c) the Acquisition and Permitted Acquisitions.

            5.17 Environmental Matters. (a) The facilities and properties owned, leased or operated by the Company or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to have a Material Adverse Effect.

            (b) The Properties and all operations at the Properties are in compliance, and have been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Restricted Subsidiaries (the "Business") which could materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

            (c) Neither the Company nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or could reasonably be expected to have a Material Adverse Effect.

            (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to have Material Adverse Effect.

            (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to have a Material Adverse Effect.

            (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to have Material Adverse Effect.

            5.18 Regulation H. No Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

            5.19 Solvency. On and as of the Closing Date and the Acquisition Closing Date, before and after giving effect to the Acquisition and the other transactions contemplated hereby and thereby, each of the Borrowers will be Solvent.

            5.20 Material Agreements. Set forth on Schedule 5.20 are all the indentures, loan or credit agreements, leases, guarantees, mortgages, security agreements, bonds, notes and other agreements or instruments, and orders, writs, judgments, awards, injunctions and decrees, which affect or purport to affect either Borrower's right to borrow money or to undertake and perform such Borrower's obligations under the Loan Documents.

            5.21 Purchase Agreement. Each of the Lenders and the US Administrative Agent has received a complete copy of the Purchase Agreement (including, in the case of the US Administrative Agent, all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, in any case in any material respect. The Purchase Agreement has been duly executed and delivered by the parties thereto and is in full force and effect. The representations and warranties of the Company and the other parties to the Purchase Agreement are true and correct in all material respects on the Closing Date as if made on and as of such date. Such representations and warranties, together with the definitions of all defined terms used therein, are by this reference deemed incorporated herein mutatis mutandis, and each Lender is entitled to rely on the accuracy of such representations and warranties.

            5.22 Intellectual Property. The Company and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, except for such claims which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, nor does the Company know of any valid basis for any such claim. The use of such Intellectual Property by the Company and its Restricted Subsidiaries does not infringe on the rights of any Person, except for such infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            5.23 No Material Misstatements. The information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Company and each other Loan Party to the Administrative Agent and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto do not contain, and will not contain as of the Closing Date, any material misstatement of fact and do not, taken as a whole, omit, and will not, taken as a whole, omit as of the Closing Date, to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. It is understood that no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (a) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Company, as the case may be, and (b) such assumptions were believed by such management to be reasonable.

                         SECTION 6. CONDITIONS PRECEDENT

            6.1 Conditions to Effectiveness. The effectiveness of this Agreement, and the agreement of each Lender to make any extension of credit hereunder (if any) on the Closing Date, shall be subject to the satisfaction of the following conditions precedent:

            (a) Documentation. The US Administrative Agent shall have received
      (i) this Agreement, executed and delivered by each of the Borrowers, the Administrative Agents and the Lenders and (ii) for the account of each Lender which has requested a Note pursuant to any of subsections 2.3 and 2.11, such Note, each conforming to the requirements hereof and executed and delivered by a duly authorized officer of the relevant Borrower, and
      (iii) the Global Affirmation and Restatement, executed and delivered by a duly authorized officer of each Loan Party, with a counterpart or a conformed copy for each Lender.

            (b) Opinions. The US Administrative Agent shall have received, with a copy for each Lender, the following executed legal opinions dated the Closing Date:

                  (i) the executed legal opinion of Powell, Goldstein, Frazer &
            Murphy, counsel to the Company and the other Loan Parties, in form and substance satisfactory to the US Administrative Agent; and

                  (ii) the executed legal opinion of Blake, Cassels & Graydon,
            Canadian counsel to the Canadian Borrower and the other Loan Parties, in form and substance satisfactory to the US Administrative Agent.

            (c) Authorizing Actions. The US Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the US Administrative Agent, of the Boards of Directors or shareholders (as applicable) of each Borrower and each other Loan Party authorizing the (i) execution, delivery and performance of the Loan Documents to which it is a party and the creation and perfection of any Liens contemplated thereby and (ii) in the case of the Company, the execution, delivery and performance of the Purchase Agreement and all closing documents delivered in connection therewith, certified by the Secretary or an Assistant Secretary of the Borrower or such Loan Party, as the case may be, as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

            (d) Incumbency Certificates. The US Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or Assistant Secretary of each of the Company and each other Loan Party, dated the Closing Date, as to the incumbency and signature of each of the officers signing the Loan Documents to which it is a party and any other instrument or document to which it is a party, together with evidence of the incumbency of such Secretary or Assistant Secretary.

            (e) Closing Certificates. The US Administrative Agent shall have received, with a copy for each Lender, a closing certificate of the Company and each other Loan Party, in form and substance reasonably satisfactory to the US Administrative Agent and dated the Closing Date, to which shall be attached, among other things, true and complete copies of the certificate of incorporation and by-laws of the Company and each other Loan Party (or, in lieu thereof a representation and warranty to the effect that there have been no amendments or other modifications thereto since the delivery of copies thereof to the Administrative Agent pursuant to the Existing Credit Agreement).

            (f) Assignment and Acceptance. Each Lender (as defined in the Existing Credit Agreement) which is not a Lender hereunder (an "Exiting Lender"), the Borrowers and each Lender hereunder shall have entered into a Global Assignment and Acceptance substantially in the form of Exhibit B pursuant to which each Exiting Lender shall have assigned, effective on the Closing Date, all of its Loans and Commitments under the Existing Credit Agreement to one or more of the Lenders in accordance with the terms and conditions thereof.

            (g) Prepayment of Existing Revolving Credit Loans. All Revolving Credit Loans outstanding under the Existing Credit Agreement shall have been paid in full on the Closing Date, together with all interest accrued thereon through the Closing Date and all amounts, if any, payable in connection therewith pursuant to subsection 4.12 of the Existing Credit Agreement and all commitment fees which shall have accrued under the Existing Credit Agreement that remain unpaid on the Closing Date.

            (h) Fees. The US Administrative Agent shall have received the fees to be received on the Closing Date referred to in subsection 2.7(c).

            (i) Existing Mortgages. The US Administrative Agent shall have received (i) a binding commitment to endorse the existing title insurance policies by updating the effective date and amending the description of the insured Mortgages executed and delivered pursuant to the Existing Credit Agreement to include the applicable Mortgage Supplement (with exceptions to be determined by the US Administrative Agent if such commitments cannot reasonably be obtained by the Closing Date, provided that the Company hereby agrees that any such commitments not delivered on the Closing Date shall be delivered within 30 days thereafter) and (ii) a Mortgage Supplement with respect to each such Mortgage, duly executed and delivered by a duly authorized officer of the Company.

            (j) Environmental. The US Administrative Agent shall have received the results of "Phase I" environmental assessments reasonably satisfactory to the US Administrative Agent covering each of the properties on which NAC currently conducts "plant" operations.

            6.2 Conditions to Loans on the Acquisition Closing Date. The agreement of each Lender to make any extension of credit on the Acquisition Closing Date shall be subject to the satisfaction of the following conditions precedent on or before the Acquisition Closing Date (but in no event shall such extensions of credit under the U.S. Term Loan be required to be made later than November 30, 1997):

            (a) Purchase Agreement; Acquisition Closing. The US Administrative Agent shall have received a true and correct copy of all closing documents delivered pursuant to the Purchase Agreement in connection with the closing of the Acquisition, all of which shall be consistent with the Purchase Agreement. The US Administrative Agent shall have received a certificate of a Responsible Officer of the Company certifying that the only condition to the consummation of the Acquisition remaining to be satisfied under the Purchase Agreement (which condition shall be satisfied substantially simultaneously with the consummation of the transactions contemplated hereby) is the delivery of funds sufficient to pay the amount of the purchase price required pursuant to the Purchase Agreement to be paid on the Acquisition Closing Date. Simultaneously with the consummation of the transactions contemplated hereby to be effected on the Acquisition Closing Date, the Acquisition shall have been completed in accordance with the terms of the Purchase Agreement, without any waiver or modification of any of the terms thereof.

            (b) NAC Collateral Matters. All the requirements of subsection 7.10 with respect to NAC and its Subsidiaries (if any) and the assets thereof shall have been complied with on or before the Acquisition Closing Date to the reasonable satisfaction of the US Administrative Agent; in connection therewith the Company shall have delivered to the US Administrative Agent such updated versions of the Schedules to the Security Documents as shall be necessary to cause all of the representations and warranties set forth in the Security Documents to be complete and correct.

            (c) Schedule of Uses. The US Administrative Agent shall have received, with a copy for each Lender, a schedule of uses setting forth the application of the proceeds of the Loans and the other amounts received or paid in connection with the Acquisition and the financing thereof.

            (d) Closing Certificate. The US Administrative Agent shall have received, with a copy for each Lender, a closing certificate of NAC, in form and substance reasonably satisfactory to the US Administrative Agent and dated the Acquisition Closing Date, to which shall be attached, among other things, true and complete copies of the certificate of incorporation and by-laws of NAC.

            (e) Leverage Ratio. The US Administrative Agent shall have received evidence, in form and substance satisfactory to it, that the Total Leverage Ratio on the Acquisition Closing Date is equal to or less than
      6.50 to 1.00 and the Senior Leverage Ratio on the Acquisition Closing Date is equal to or less than 4.50 to 1.00.

            (f) Insurance. The US Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all of the requirements relating to insurance of subsection 5.3 of the US Guarantee and Collateral Agreement, of each Canadian Security Document and of each of the Mortgages shall have been satisfied.

            (g) Fees. The US Administrative Agent and the Lenders shall have received the fees to be received on the Acquisition Closing Date referred to in subsections 2.7(c) and 2.13(a).

            6.3 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by the Company and each other Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except to the extent such representations and warranties relate solely to an earlier date, provided, however, that in the case of any extensions of credit made on the Acquisition Closing Date to finance the Acquisition, the representation and warranty set forth in subsection 5.2(a) shall be deemed satisfied if (i) subsequent to April 30, 1997 nothing shall have occurred which could be reasonably likely to have a material adverse effect on the ability of the Company and its Restricted Subsidiaries (including after giving effect to the Acquisition) to perform their respective obligations, and to avoid a Default or Event of Default, hereunder and under the other Loan Documents and the Purchase Agreement, provided that none of (A) the matters described in the Disclosure Schedule to the Purchase Agreement, assuming no materially adverse development in such matters, (B) actions that the Company has agreed to take pursuant to Section 6.04 of the Purchase Agreement with respect to obtaining approval for the Acquisition under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, or (C) any judgment, order, settlement, legislation or regulation which has the effect of restricting tobacco advertising, in whole or in part, shall constitute a material adverse effect of a type described in this clause (i), and (ii) the US Administrative Agent shall not have become aware subsequent to April 30, 1997 of any information or other matter affecting the Company, NAC or the transactions contemplated hereby which is inconsistent in any material manner with any information disclosed to it prior to such date, which information or other matter, the US Administrative Agent reasonably believes, could be reasonably expected to have a material adverse effect on the business, operations, condition (financial or otherwise), assets or liabilities of the Company or NAC.

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

Each borrowing by and Letter of Credit issued on behalf of either Borrower hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing or issuance that the conditions contained in this subsection have been satisfied.


                        SECTION 7. AFFIRMATIVE COVENANTS

            The Company hereby agrees that, on and after the Closing Date and so long thereafter as the Commitments remain in effect, any Loan or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or either Administrative Agent hereunder, the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Restricted Subsidiaries to:

            7.1 Financial Statements. Furnish to each Lender:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheets of (i) the Company and its consolidated Subsidiaries and (ii) the Company and its consolidated Restricted Subsidiaries, in each case as at the end of such year and, in each case, the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche or other independent certified public accountants of nationally recognized standing; and

            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheets of (i) the Company and its consolidated Subsidiaries and (ii) the Company and its consolidated Restricted Subsidiaries, in each case as at the end of such quarter and, in each case, the related unaudited consolidated statements of income and retained earnings and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein and except, in the case of such financial statements for the Company and its consolidated Restricted Subsidiaries, for the exclusion of any Unrestricted Subsidiaries from such financial statements).

            7.2 Certificates; Other Information. Furnish to each Lender:

            (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer (a "Compliance Certificate") (i) stating that, to the best of such Officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) setting forth in reasonable detail calculations required to determine compliance with the covenants set forth in subsections 4.3(a) (in the case of such financial statements referred to in subsection 7.1(a) only), 8.1, 8.5(c), 8.6(b), 8.6(d), 8.7, 8.9(c) and 8.9(d) (x) for the most recently completed fiscal quarter, (y) for the corresponding fiscal quarter during the preceding fiscal year and (z) as budgeted pursuant to subsection 7.2(c)(i) for the most recently completed fiscal quarter and (iii) setting forth in reasonable detail the Company's consolidated gross revenues, net revenues and cash flow (x) for the most recently completed fiscal quarter, (y) for the corresponding fiscal quarter during the preceding fiscal year and (z) as budgeted pursuant to subsection 7.2(c)(i) for the most recently completed fiscal quarter;

            (c) not later than thirty days prior to the end of each fiscal year of the Company, a copy of the projections by the Company setting forth in reasonable detail the (i) quarterly and annual operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding fiscal year, including, without limitation, the Company's projected consolidated gross revenues, net revenues and cash flow for the succeeding fiscal year and (ii) quarterly and annual calculations required to determine compliance by the Company and its Subsidiaries, based on the projections provided pursuant to subsection 7.2(c)(i), with the covenants set forth in subsections 8.1, 8.5(c), 8.6(b), 8.6(d), 8.7, 8.9(c) and 8.9(d), such projections and calculations to be accompanied by a certificate of a Responsible Officer to the effect that such projections and calculations have been prepared on the basis of sound financial planning practice and that such Officer believes, in good faith, that such projections and calculations are based on reasonable assumptions;

            (d) within five days after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and within five days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the SEC or any successor or analogous Governmental Authority; and

            (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

            7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Restricted Subsidiaries and except to the extent that the failure to so pay such obligations could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, as the case may be; provided, however, that any failure to comply with the provisions of this subsection with respect to Indebtedness or Guarantee Obligations shall not constitute a Default under Section 9(d) unless and until such failure to comply herewith with respect to Indebtedness or Guarantee Obligations would constitute a Default under
Section 9(e).

            7.4 Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 8.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

            7.5 Maintenance of Property; Insurance. Maintain the condition of all property useful and necessary in its business in accordance with standards existing in the outdoor advertising business; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

            7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Restricted Subsidiaries with officers and employees of the Company and its Restricted Subsidiaries and with its independent certified public accountants.

            7.7 Notices. Promptly give notice to the US Administrative Agent and each Lender of:

            (a) the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

            (c) any litigation or proceeding affecting the Company or any of its Restricted Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought against the Company or any of its Restricted Subsidiaries;

            (d) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan, provided, however, that no such notice shall be required if individually or in the aggregate the foregoing events could not be reasonably expected to result in the imposition of a Lien on the property, assets or revenues of the Company or any Commonly Controlled Entity or liability to the Company or any Commonly Controlled Entity in excess of $500,000; and

            (e) the following, as soon as possible and, in any event, within 10 days after the Company or any Subsidiary of the Company knows of any of the following, along with delivery by the Company to the US Administrative Agent of a certificate setting forth the details of any such occurrence or condition and such action, if any, which is required or proposed to be taken, together with any notices required or proposed to be given to or filed with or by the Company or such Subsidiary, the relevant pension or tax regulatory authority, a current or former member of a Canadian Pension Plan, an administrator or member of an advisory committee of a Canadian Pension Plan or a union representing current or former members of a Canadian Pension Plan with respect thereto: that a Canadian Pension Plan is not in substantial compliance with any applicable pension benefits and tax laws; that a Canadian Pension Plan has an unfunded liability (either on a "going concern" or on a "winding up" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada); that any contribution (including any special payment to amortize any unfunded liability) required to be made in accordance with any applicable law or the terms of a Canadian Pension Plan has not been made; that an event has occurred or a condition exists with respect to a Canadian Pension Plan that has resulted or could result in the Canadian Pension Plan being ordered or required to be wound up in whole or in part pursuant to any applicable pension benefits laws or having its registration revoked or refused for the purposes of any applicable pension benefits and tax laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits and tax laws; that an order has been made or notice has been given pursuant to any applicable pension benefits and tax laws in respect of any Canadian Pension Plan requiring (or proposing to require) any person to take or refrain from taking any action in respect thereof or that there has (or there are circumstances that indicate that there has) been a contravention of any such applicable laws; or that an event has occurred or a condition exists that has resulted or could result in the Company or any Restricted Subsidiary of the Company being required to pay, repay or refund any material amount (other than contributions required to be made or expenses required to be paid in the ordinary course) to or on account of any Canadian Pension Plan or a current or former member thereof; or that an event has occurred or a condition exists that has resulted or could result in a material payment being made out of a guarantee fund established under the applicable pension benefits laws in respect of a Canadian Pension Plan; and

            (f) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

            7.8 Environmental Laws. (a) Comply in all material respects with, and require compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and require that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

            (b) Promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

            7.9 Lease Renewals. Use its best efforts upon expiry of all existing leases that do not automatically renew and consistent with industry practice to become, as soon as practicable following the Closing Date, the tenant under all leases that are part of the assets acquired pursuant to the Acquisition with respect to which the Company or any Restricted Subsidiary shall not have become the tenant on the Closing Date.

            7.10 Additional Collateral. (a) With respect to any assets (or any interest therein) acquired after the Closing Date by the Company or any of its Restricted Subsidiaries that are of the type and, in the case of real property or leasehold interests, of substantially similar value to any of the properties or interests covered by any Security Documents, promptly (and in any event within 30 days after the acquisition thereof): (A) execute and deliver to the applicable Administrative Agent such amendments to the relevant Security Documents or such other documents as such Administrative Agent shall deem necessary or advisable to grant to such Administrative Agent, for the benefit of the Lenders, if the assets are located in a jurisdiction other than Canada, or the Canadian Revolving Credit Lenders, if the assets are located in Canada, a Lien on such assets (or such interest therein), (B) take all actions necessary or advisable to cause such Lien to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements and the recording of Mortgages in such jurisdictions as may be requested by such Administrative Agent, (C) if requested by such Administrative Agent, deliver to such Administrative Agent legal opinions relating to the matters described in clauses (B) and (C) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to such Administrative Agent, and (D) if requested by such Administrative Agent, deliver to such Administrative Agent such surveys, title insurance and flood insurance as such Administrative Agent shall reasonably request. In addition, in the event that any assignment to an Assignee by any Canadian Revolving Credit Lender is effected pursuant to subsection 11.6(b), the Canadian Borrower shall promptly cause to be executed and delivered such amendments to any Security Documents relating to Liens evidenced by filings or registrations in the Province of Quebec as such Transferee shall request to comply with any requirement of Quebec law that the names of all secured parties be listed on security documents covering property in Quebec.

            (b) With respect to any Person that, subsequent to the Closing Date, becomes a Restricted Subsidiary, promptly upon the request of the applicable Administrative Agent: (i) execute and deliver to such Administrative Agent, for the benefit of the Lenders, if such Person is organized under the laws of a jurisdiction other than Canada, or the Canadian Revolving Credit Lenders, if such Person is organized under the laws of Canada, such amendments to the applicable Security Documents as such Administrative Agent shall deem necessary or advisable to grant to such Administrative Agent, for the benefit of the Lenders or the Canadian Revolving Credit Lenders, as the case may be, a Lien on all of the Capital Stock, in the case of a domestic Restricted Subsidiary, or 66% of the Capital Stock, in the case of a foreign Restricted Subsidiary

(provided that if such foreign Restricted Subsidiary is organized under the laws of Canada or any province thereof the remaining 34% of the Capital Stock thereof shall be pledged to secure the obligations of the Canadian Borrower hereunder and under the other Loan Documents to the Canadian Revolving Credit Lenders), of such Restricted Subsidiary which is owned by the Company or any of its Restricted Subsidiaries, (ii) deliver to such Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Restricted Subsidiary, as the case may be, (iii) in the case of any such domestic Restricted Subsidiary, cause such new Restricted Subsidiary (A) to become a party to the US Guarantee and Collateral Agreement, in each case pursuant to an annex to the US Guarantee and Collateral Agreement or otherwise pursuant to documentation which is in form and substance satisfactory to such Administrative Agent, and (B) to take all actions necessary or advisable to cause the Lien created by the US Guarantee and Collateral Agreement or such other documentation to be duly perfected in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be requested by such Administrative Agent and (iv) if requested by such Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses
(i), (ii) and (iii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to such Administrative Agent.

            7.11 Interest Rate Protection. No later than 90 days following the Acquisition Closing Date, enter into Hedging Agreements that shall provide interest rate protection at all times (i) in respect of an amount of Indebtedness of the Borrowers which, when added to the aggregate principal amount of the Subordinated Indebtedness outstanding at the time of any calculation for the purposes hereof, is equal at such time to at least 50% of the total Indebtedness of the Borrowers at such time, (ii) has an original term of at least two years and (iii) that is otherwise in form and substance reasonably satisfactory to the US Administrative Agent, provided that for the purposes of calculating such total Indebtedness at any time under this subsection 7.12, an amount equal to the sum of the aggregate Available US Revolving Credit Commitments at such time and the aggregate Available Canadian Revolving Credit Commitments at such time shall be included in the calculation of such total Indebtedness at such time.

            7.12 Canadian Pension Plans. The Company will, and will cause each of its Restricted Subsidiaries, to make all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan in a timely manner.


                          SECTION 8. NEGATIVE COVENANTS

            The Company hereby agrees that, on and after the Closing Date and so long thereafter as the Commitments remain in effect, any Loan or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or either Administrative Agent hereunder, the Company shall not, and shall not permit any of its Restricted Subsidiaries to, and, in the case of subsection 8.15, will not permit any of its Subsidiaries to, directly or indirectly:

                  8.1  Financial Condition Covenants.

                  (a) Maintenance of Total Leverage Ratio. Permit the Total Leverage Ratio as at the last day of any fiscal quarter ending during any period set forth below to be more than the ratio set forth opposite such period below:

                 Period                                  Total Leverage Ratio

         Closing Date - 12/30/97                                 6.50 to 1.0
         12/31/97 - 6/29/98                                      6.25 to 1.0
         6/30/98 - 12/30/98                                      6.00 to 1.0
         12/31/98 - 6/29/99                                      5.50 to 1.0
         6/30/99 - 12/30/99                                      5.25 to 1.0
         12/31/99 - 6/29/00                                      5.00 to 1.0
         6/30/00 and thereafter                                  4.50 to 1.0

                  (b) Maintenance of Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any fiscal quarter ending during any period set forth below to be more than the ratio set forth opposite such period below:

                 Period                             Senior Leverage Ratio

         Closing Date - 12/30/97                              4.50 to 1.0
         12/31/97 - 6/29/98                                   4.25 to 1.0
         6/30/98 - 12/30/98                                   4.00 to 1.0
         12/31/98 - 6/29/99                                   3.75 to 1.0
         6/30/99 - 12/30/99                                   3.50 to 1.0
         12/31/99 and thereafter                              3.25 to 1.0

                  (c) Interest Coverage. Permit, as at the last day of (i) the first quarter ending after the Closing Date, (ii) the first two consecutive quarters ending after the Closing Date, (iii) the first three consecutive quarters ending after the Closing Date and (iv) any period of four consecutive fiscal quarters ending thereafter, the ratio of (x) Consolidated Operating Cash Flow for such period to (y) Consolidated Interest Expense for such period to be less than the ratio set forth below opposite the period which includes the last day of such period:

                  Period                 Interest Coverage Ratio

         Closing Date - 12/30/99            2.00 to 1.0
         12/31/99 - 12/30/00                2.25 to 1.0
         12/31/00 and thereafter            2.50 to 1.0

                  (d) Fixed Charge Coverage. Permit, as at the last day of (i) the first two consecutive quarters ending after the Closing Date, (iii) the first three consecutive quarters ending after the Closing Date and
         (iv) any period of four consecutive fiscal quarters ending thereafter, the ratio of (x) Consolidated Operating Cash Flow for such period to
         (y) Consolidated Fixed Charges for such period to be less than 1.05:1.0.

                  8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of each Borrower under this Agreement;

                  (b) Indebtedness of (i) either Borrower to any Subsidiary Guarantor which is a Restricted Subsidiary of such Borrower, (ii) any Restricted Subsidiary of either Borrower to such Borrower or to any Subsidiary Guarantor which is a Restricted Subsidiary of such Borrower and (iii) Indebtedness of the Company to the Canadian Borrower;

                  (c) Indebtedness of a corporation which becomes a Restricted Subsidiary after the Closing Date, provided that (i) such Indebtedness existed at the time such corporation became a Restricted Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation no Default or Event of Default shall have occurred and be continuing, and any refinancings, refundings, renewals or extensions thereof;

                  (d) Indebtedness outstanding on the date hereof and listed on
         Schedule 8.2 and any refinancings, refundings, renewals or extensions thereof, in aggregate principal amounts not to exceed the amounts set forth thereon in respect thereof;

                  (e) Indebtedness under Hedging Agreements entered into (i) in accordance with the requirements of subsection 7.12 or (ii) in the ordinary course of business;

                  (f) Subordinated Indebtedness, in an aggregate principal amount not to exceed $250,000,000 (in the case of the Senior Subordinated 1996 Notes and any Subordinated Indebtedness refinancing or replacing them) or $500,000,000 (in the case of the Senior Subordinated 1997 Notes and any Subordinated Indebtedness refinancing or replacing them) at any time outstanding; and

                  (g) (i) Indebtedness of the Company and any of its Restricted Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) and
         (ii) additional Indebtedness of the Company and any of its Restricted Subsidiaries, in an aggregate principal amount for both clauses (i) and
         (ii) not exceeding $10,000,000 at any time outstanding.

                  8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Liens for taxes, assessments or other governmental charges
         (i) not yet due or which are being contested in good faith by appropriate proceedings, or (ii) which are assumed under the Purchase Agreement, provided that adequate reserves with respect thereto are maintained on the books of the Company or its Restricted Subsidiaries, as the case may be, in conformity with GAAP and that, in the case of such Liens described in clause (ii), such Liens are discharged within 90 days after the Closing Date;

                  (b) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (e) easements, servitudes, rights-of-way, zoning or restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or such Restricted Subsidiary;

                  (f) Liens in existence on the date hereof listed on Schedule 8.3, securing Indebtedness permitted by subsection 8.2(d), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

                  (g) Liens on the property or assets of a corporation which becomes a Restricted Subsidiary after the Closing Date securing Indebtedness permitted by subsection 8.2(c), provided that (i) such Liens existed at the time such corporation became a Restricted Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any property or assets of such corporation after the time such corporation becomes a Restricted Subsidiary, and
         (iii) the amount of Indebtedness secured thereby is not increased;

                  (h)  Liens created pursuant to the Security Documents;

                  (i) Liens securing Indebtedness of the Company and its Restricted Subsidiaries permitted by clause (i) of subsection 8.2(g) incurred to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets,
         (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such property at the time it was acquired;

                  (j) Liens incurred or created in the ordinary course of business of the Canadian Borrower or any Restricted Subsidiary thereof and in accordance with sound industry practice and incidental to construction or operations which have not at such time been filed pursuant to law or which relate to obligations not due or delinquent;

                  (k) Liens given to a public utility or any Governmental Authority or other authority when required by such public utility or Governmental Authority in connection with the operations of the Canadian Borrower or any Restricted Subsidiary thereof;

                  (l) undetermined or inchoate Liens incidental to operations in the ordinary course of business of the Canadian Borrower or any Restricted Subsidiary thereof which have not been filed pursuant to law against title to such properties or assets and which relate to obligations not due or delinquent;

                  (m) the reservations, limitations, provisos and conditions in any original grants from the Crown of any land or interests therein located in Canada and statutory exceptions, qualifications and reservations in respect of title thereto; and

                  (n) the unexercised rights reserved or vested in any municipality or Governmental Authority of Canada by the terms of any title documents, or by any statutory provisions, to terminate any such title documents, or other interests in land, or to require annual or other periodic payments as a condition of the continuance thereof.

                  8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation other than (i) the Guarantees, (ii) the Letters of Credit and (iii) any Guarantee Obligation arising from the guarantee by either Borrower or any Restricted Subsidiary of Indebtedness or other monetary obligation of either Borrower or any Restricted Subsidiary that is otherwise permitted to be incurred by such Borrower or Restricted Subsidiary hereunder.

                  8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

                  (a) any Restricted Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be the continuing or surviving corporation) or with or into any one or more Wholly Owned Restricted Subsidiaries of the Company (provided that the Wholly Owned Restricted Subsidiary or Restricted Subsidiaries shall be the continuing or surviving corporation);

                  (b) any Wholly Owned Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any other Wholly Owned Restricted Subsidiary of the Company; and

                  (c) the Company or any of its Restricted Subsidiaries may enter into any merger, consolidation or amalgamation necessary to effect or in connection with a Permitted Acquisition (provided that the Company or such Restricted Subsidiary, as the case may be, shall be the continuing or surviving corporation).

                  8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of

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any Restricted Subsidiary, issue or sell any shares of such Restricted
Subsidiary's Capital Stock to any Person other than the Company or any Wholly Owned Restricted Subsidiary, except:

                  (a) the sale or other disposition of property in the ordinary course of business;

                  (b) the exchange, in the ordinary course of the outdoor advertising business, of any interest of the Company or any of its Restricted Subsidiaries in any Advertising Display or Displays for a similar interest in an Advertising Display or Displays of a Person other than the Company or such Restricted Subsidiary; provided that (i) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the Advertising Display or Displays being transferred by the Company or such Restricted Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the Advertising Display or Displays received by the Company or such Restricted Subsidiary in such exchange and (ii) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all Advertising Displays transferred by the Company and its Restricted Subsidiaries in connection with exchanges in any period of twelve consecutive months shall not exceed $250,000;

                  (c)  as permitted by subsection 8.5(b); and

                  (d) any other sale or other disposition of assets, provided that (i) consideration in an amount not less than the fair market value thereof shall be received in connection therewith, (ii) 100% of such consideration shall consist of cash, (iii) the requirements of subsection 4.3(c) (and, to the extent applicable, subsection 4.3(f)(iii)) shall be complied with in connection therewith and (iv) the aggregate fair market value of the assets sold or otherwise disposed of during any fiscal year of the Company shall not exceed 5% of the consolidated total assets of the Company set forth on the audited balance sheet of the Company then most recently delivered to the Lenders pursuant to subsection 5.1(a) or 7.1(a) and (v) the portion of Consolidated Operating Cash Flow attributable to the assets so sold or otherwise disposed of during any fiscal year of the Company shall not exceed 10% of Consolidated Operating Cash Flow of the Company for the then most recently ended fiscal year of the Company for which audited financial statements shall have been delivered to the Lenders pursuant to subsection 5.1(a) or 7.1(a), and provided, further, that in connection with any such sale of assets required by the United States Department of Justice so that the Acquisition will not result in a violation of the Federal anti-trust laws (i) the requirements of clause
         (iii) of the first proviso to this clause (d) need only be complied with to the extent that the aggregate consideration received in connection with all such sales described in this proviso exceeds $200,000,000, and (ii) the fair market value of the assets sold in connection with asset sales described in this proviso and the portion of Consolidated Operating Cash Flow attributable thereto shall not be included in determining compliance with the limits set forth in clauses
         (iv) and (v), respectively, of the first proviso to this clause (d).

                  8.7 Limitation on Leases. Permit the aggregate Consolidated Lease Expense of the Company to exceed $4,000,000 for any fiscal year.

                  8.8 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of (other than for payment solely in common stock of the Company), any shares of any class of Capital Stock of the Company or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Restricted Subsidiary, provided that at any time that (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the Total Leverage Ratio as at the end of each of the then most recently ended two consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to subsection 7.1 is less than 5.00:1.00, the Company may repurchase common stock of the Company held by shareholders other than that held by any employee, officer or director of the Company or any Restricted Subsidiary so long as (A) the aggregate amount applied to such repurchases does not exceed $25,000,000 in any calendar year, (B) the Total Leverage Ratio immediately upon giving effect to any such repurchase is less than 5.00:1.00 on a pro forma basis, using for the purposes of such determination Consolidated Operating Cash Flow for the four-quarter period ended on the last day of the second fiscal quarter referred to in clause (ii) above and Indebtedness on the date of such determination after giving effect to such repurchase and any borrowings made concurrently therewith, and (C) the Company shall have provided to each Lender reasonably prior to the date of each such repurchase pro forma projections showing compliance with this Agreement after giving effect to such repurchase.

                  8.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit (including any Guarantee Obligation for the benefit of) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b)  investments in Cash Equivalents;

                  (c)  Permitted Acquisitions;

                  (d) loans and advances to employees of the Company or any of its Restricted Subsidiaries for travel and relocation expenses in the ordinary course of business and consistent with past practice in an aggregate amount for the Company and its Restricted Subsidiaries not to exceed $750,000 at any one time outstanding;

                  (e) cash investments or loans by the Company in or to the Canadian Borrower;

                  (f) investments in (including Guaranty Obligations for the benefit of) Unrestricted Subsidiaries (including any investment deemed made upon the designation of any Unrestricted Subsidiary as set forth in the definition thereof) not to exceed $25,000,000 at any time outstanding; and

                  (g)  the Acquisition.

                  8.10 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption or defeasance of any Indebtedness (other than the Loans), or (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms relating to the payment or prepayment or principal of or interest on, any Indebtedness (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon), or (c) designate or permit to be designated any "Designated Senior Indebtedness" under and as defined in the Senior Subordinated 1996 Indenture or the Senior Subordinated 1997 Indenture, other than the Indebtedness under this Agreement provided that at any time that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Total Leverage Ratio as at the end of each of the then most recently ended two consecutive fiscal quarters of the Company for which financial statements have been delivered pursuant to subsection 7.1 is less than 5.00:1.00 (with the Total Leverage Ratio as at the end of the second of such two fiscal quarters being calculated on a pro forma basis as set forth in clause (i)(B) below):

                  (i) the Company may repurchase or redeem Subordinated Indebtedness so long as (A) the aggregate amount applied to such repurchases does not exceed $25,000,000 in any calendar year, (B) the Total Leverage Ratio immediately after giving effect to any such repurchase or redemption is less than 5.00:1.00 on a pro forma basis, using for the purposes of such determination Consolidated Operating Cash Flow for the four-quarter period ended on the last day of the second fiscal quarter referred to in clause (ii) above and Indebtedness on the date of such determination after giving effect to such repurchase or redemption and any borrowings made concurrently therewith, and (C) the Company shall have provided to each Lender reasonably prior to the date of each such repurchase or redemption pro forma projections showing compliance with this Agreement after giving effect to such repurchase or redemption; and

                  (ii) the Company may repurchase or redeem Subordinated Indebtedness permitted to be so repurchased or redeemed under the Senior Subordinated Indentures at a premium of not greater than 9% to the extent permitted by clause (B) of the proviso to subsection 4.3(b).

                  8.11 Limitation on Transactions with Affiliates. Except as set forth on Schedule 8.11, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Company's or such Restricted Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  8.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Restricted Subsidiary.

                  8.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Company to end on a day other than December 31.

                  8.14 Limitation on Negative Pledge Clauses. Enter into with any Person any agreement, other than any industrial revenue bonds, purchase money mortgages, liens or security interests or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which prohibits or limits the ability of the Company or any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations.

                  8.15 Limitation on Lines of Business. Enter into any line of business, either directly or through any Subsidiary, except for those lines of businesses in which the Company and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto.


                          SECTION 9. EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

                  (a) Either Borrower shall fail to pay any principal of any Loan, or L/C Reimbursement Obligations or any reimbursement obligation in respect of Bankers' Acceptances when due in accordance with the terms thereof or hereof; or either Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

                  (b) Any representation or warranty made or deemed made by the Company or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) The Company or any other Loan Party shall default in the observance or performance of any agreement contained in subsection 4.3 or Section 8 or in any negative covenant contained in any Security Document; or

                  (d) The Company or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

                  (e) The Company or any of its Subsidiaries shall (i) default in any payment of principal of or interest of any Indebtedness (other than the Loans) in the aggregate principal amount of $7,500,000 or more or in the payment of any Guarantee Obligation in the aggregate principal amount of $7,500,000 or more, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such

         Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, all such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

                  (f) (i) The Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Majority Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $7,500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

                  (i) (i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Company or any other Loan Party which is a party to any of the Security Documents or any Guarantee shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

                  (j) (i) Except for the Designated Holders, any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (A) shall have acquired beneficial ownership of 20% or more of any outstanding class of Capital Stock having ordinary voting power in the election of directors of the Company or (B) shall obtain the power (whether or not exercised) to elect a majority of the Company's directors, or (ii) the aggregate amount of Capital Stock having ordinary voting power in the election of directors of the Company held the Designated Holders (on a fully diluted basis) shall not constitute at least 40% (or, at any time that the Total Leverage Ratio as of the last day of the two most recently completed fiscal quarters of the Company for which financial statements have been delivered pursuant to subsection 7.1 is less than 3.50 to 1.00, 25%) of the issued and outstanding Capital Stock having such voting power, or (iii) either of the Designated Holders shall own fewer than 60% of the number of shares of Capital Stock of the Company of any class held by them on the Closing Date (without giving effect to any stock split or distribution of additional shares in respect thereof), or (iv) a "Change of Control" (as defined in the Senior Subordinated 1996 Indenture or the Senior Subordinated 1997 Indenture) shall have occurred, or (v) the Board of Directors of the Company shall not consist of a majority of Continuing Directors; as used in this paragraph "Continuing Directors" shall mean the directors of the Company on the Closing Date and each other director, if such other director's nomination for election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors; or

                  (k) If the aggregate number of signs owned by the Company or any of its Restricted Subsidiaries at the beginning of any period of twelve consecutive months that are destroyed or otherwise lost to the Company or such Restricted Subsidiary during such period (whether as a result of a casualty loss, a governmental condemnation, a termination or expiration of a lease or otherwise (but excluding as a result of a sale of assets permitted hereunder)) and that shall not have been replaced by the end of such period (whether with the proceeds of insurance, condemnation awards or otherwise) shall exceed, in the case of the signs in all the Company's markets, 5% of the signs in such markets at the beginning of such period, on a pro forma basis assuming, in the case of any such period during which the Acquisition shall be completed, the Acquisition shall have occurred at the commencement of such period;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of Section 9(f) above with respect to either Borrower, automatically the Commitments shall immediately terminate and the Loans (including the face amount of all Bankers' Acceptances accepted by any Canadian Revolving Credit Lender), with accrued interest thereon, and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and any Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the US Administrative Agent and the Canadian Administrative Agent may, or upon the request of the Majority Lenders, the US Administrative Agent and the Canadian Administrative Agent shall, by notice to the Borrowers declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the US Administrative Agent and the Canadian Administrative Agent may, or upon the request of the Majority Lenders, the US Administrative Agent and the Canadian Administrative Agent shall, by notice of default to the Borrowers, declare the Loans hereunder (including the face amount of all Bankers' Acceptances accepted by any Canadian Revolving Credit Lender), with accrued interest thereon, and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and any Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                  With respect to all Refunding of Bankers' Acceptances which are outstanding at the time the Administrative Agents take any action pursuant to this paragraph, the Canadian Borrower shall at such time deposit in a cash collateral account opened by Canadian Administrative Agent an amount of cash equal to the aggregate undiscounted face amount of all unmatured Bankers' Acceptances. Amounts held in such cash collateral account shall be applied by the Canadian Administrative Agent to the payment of maturing Bankers' Acceptances, and the unused portion thereof after all such Bankers' Acceptances shall have matured, if any, shall be applied to repay other obligations of the Canadian Borrower hereunder. After all Bankers' Acceptances shall have been satisfied and all other obligations of the Canadian Borrower hereunder shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Canadian Borrower.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower that is the account party in respect thereof shall at such time deposit in a cash collateral account opened by the relevant Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Each Borrower hereby grants to the relevant Administrative Agent, for the benefit of the relevant Issuing Lender and the relevant L/C Participants, a security interest in such cash collateral to secure all obligations of such Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the relevant Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all L/C Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the relevant Borrower. Each Borrower shall execute and deliver to the relevant Administrative Agent, for the account of the relevant Issuing Lender and the relevant L/C Participants, such further documents and instruments as such Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.

                  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                       SECTION 10.  THE ADMINISTRATIVE AGENTS

                  10.1 Appointment. (a) Each US$ Lender hereby irrevocably designates and appoints Canadian Imperial Bank of Commerce, New York Agency, as the US Administrative Agent of such US$ Lender, and each Canadian Revolving Credit Lender hereby irrevocably designates and appoints CIBC as the Canadian Administrative Agent of such Canadian Revolving Credit Lender, under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Canadian Imperial Bank of Commerce, New York Agency, as the US Administrative Agent and CIBC, as the Canadian Administrative Agent, for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agents by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Administrative Agent.

                  (b) For greater certainty and without limiting the powers of the Canadian Administrative Agent herein and for the purposes of constituting security on the Canadian Borrower's property in the Province of Quebec pursuant to the Hypothec as security for the due payment of all obligations of the Canadian Borrower under the Canadian Demand Debenture and the performance by the Canadian Borrower of all of its obligations contained in the Canadian Demand Debenture, the Lenders hereby irrevocably grant to the Canadian Administrative Agent, for the purposes of holding, on behalf and for the benefit of all present and future Lenders, the security constituted by the Canadian Borrower under the Hypothec, a power of attorney (within the meaning of the Civil Code of Quebec) for the present and future Lenders. The Canadian Administrative Agent hereby accepts such power of attorney for the purposes of holding the security created under the Hypothec on behalf of and for the benefit of all present and future Lenders. To the extent that any Person becomes a Lender under this Agreement after the date hereof, then such Person by becoming bound by the terms and conditions of this Agreement, whether by assignment or otherwise, shall be automatically deemed to have ratified the irrevocable granting by the Lenders to the Canadian Administrative Agent of the power of attorney constituted hereunder.

                  (c) Notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Canadian Administrative Agent may, as the Person holding the power of attorney of the present and future Lenders constituted hereunder, acquire, in whole or in part, any rights to any title to indebtedness issued by the Canadian Borrower and which is secured by the Hypothec, including without limitation, the Canadian Demand Debenture.

                  10.2 Delegation of Duties. Each Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Administrative Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  10.3 Exculpatory Provisions. Neither Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by either Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. Neither Administrative Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

                  10.4 Reliance by Administrative Agents. Each Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by either Administrative Agent. Each Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction (subject to provisions in any such indemnification reflecting the exception for gross negligence or willful misconduct set forth in the proviso in subsection 10.7) by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each
Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.
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                                                                              93




                  10.5 Notice of Default. Neither Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that either Administrative Agent receives such a notice, such Administrative Agent shall give notice thereof to the Lenders. The Administrative Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that unless and until the Administrative Agents shall have received such directions, the Administrative Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interests of the Lenders.

                  10.6 Non-Reliance on Administrative Agents and Other Lenders. Each Lender expressly acknowledges that neither Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by either Administrative Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by either Administrative Agent to any Lender. Each Lender represents to the Administrative Agents that it has, independently and without reliance upon either Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agents hereunder, neither Administrative Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrowers which may come into the possession of either Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  10.7 Indemnification. The Lenders agree to indemnify each Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Obligations shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against such Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by either Administrative Agent under or in

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connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from such Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

                  10.8 Administrative Agents in Their Individual Capacities. The Administrative Agents and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Administrative Agents were not the Administrative Agents hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it and with respect to any Letter of Credit issued or participated in by it, each Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agents in its individual capacity.

                  10.9 Successor Administrative Agent. Each Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders. If either Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Company (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of such Administrative Agent, and the term "US Administrative Agent" or "Canadian Administrative Agent", as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as such Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  10.10 Releases of Guarantees and Collateral. In connection with the sale or other disposition of all of the Capital Stock of any Guarantor or the sale or other disposition of Collateral (as defined in each of the Security Documents) permitted under subsection 8.6, the Administrative Agents shall, and are hereby authorized by the Lenders to, promptly, upon the request of the Borrowers and at the sole expense of the Borrowers, take all actions reasonably necessary to release such Guarantor from its guarantee contained in the US Guarantee and Collateral Agreement or its Guarantee or to release the Collateral subject to such sale or other disposition, as the case may be, and shall take any other actions reasonably requested by the Borrowers to effect the transactions permitted under subsection 8.6.


                            SECTION 11. MISCELLANEOUS

                  11.1 Amendments and Waivers. Neither this Agreement, any Note or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the US Administrative Agent may, from time to time, (a) enter into with the Borrowers written amendments, supplements or modifications hereto and to any Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement, any Notes or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrowers hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the US Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement, any Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                      (i) reduce the amount or extend the scheduled date of maturity of any Loan or any installment thereof or any L/C Obligation or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitments, in each case without the consent of each Lender affected thereby; or

                     (ii) amend, modify or waive any provision of this subsection 11.1 or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by either Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release any guarantee obligation contained in the US Guarantee and Collateral Document or any of the other Guarantees or release all or a substantial part of the Collateral (other than in connection with any release permitted by subsection 10.10), in each case without the written consent of all the Lenders; or

                    (iii) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agents; or

                     (iv) amend, modify or waive any provision of this Agreement regarding (x) the allocation of prepayment amounts among the Term Loans or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans, without the written consent of (A) the US Term Loan Lenders the US Term Loan Commitment Percentages of which aggregate more than 50% and, (B) the Canadian Term Loan Lenders the Canadian Term Loan Commitment Percentages of which aggregate more than 50%, or

                      (v) subject to clause (i) above as it relates to reducing the amount or extending the scheduled date of maturity of any Loan or any installment thereof, amend, modify or waive any provision of (A) subsection 2.9 (to the extent subsection 2.9 relates to the US Term Loans) or subsection 2.11 without the written consent of US Term Loan Lenders the US Term Loan Commitment Percentages of which aggregate more than 50%, (B) subsection 2.10 (to the extent subsection 2.10 relates to the Canadian Term Loans) or subsection 2.12 without the written consent of Canadian Term Loan Lenders the Canadian Term Loan Commitment Percentages of which aggregate more than 50%; or

                     (vi) amend, modify or waive any provision of subsection 2.1, 2.3, 2.5 or 2.8 or, subject to paragraph (i) above as it relates to reducing the amount or extending the scheduled date of maturity of any L/C Obligation, Section 3 without the written consent of the US Revolving Credit Lenders the US Revolving Credit Commitment Percentages of which aggregate more than 50%; or

                    (vii) amend, modify or waive any provision of subsection 2.2, 2.5, 2.6 or 2.8 or, subject to paragraph (i) above as it relates to reducing the amount or extending the scheduled date of maturity of any L/C Obligation, Section 3 without the written consent of the Canadian Revolving Credit Lenders the Canadian Revolving Credit Commitment Percentages of which aggregate more than 50%; or

                  (viii) amend, modify or waive the provisions of any Letter of Credit or any L/C Obligation without the written consent of the Issuing Lender; or

                     (ix) amend, modify or waive any provision of any Security Document that provides for the ratable sharing by the Lenders under such Security Document of the proceeds of any realization on the Collateral to provide for a non-ratable sharing thereof, without the consent of (x) Revolving Credit Lenders the Revolving Credit Commitment Percentages of which aggregate more than 50% and (y) Term Loan Lenders the Term Loan Commitment Percentages of which aggregate more than 50%.

In the case of any waiver, the Borrowers, the Lenders and the Administrative Agents shall be restored to their former position and rights hereunder and under any outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrowers and the Administrative Agents, and as set forth in Schedule 1.1A in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future Lenders:

   The Borrowers:                   Outdoor Systems, Inc.
                                    2502 North Black Canyon Highway
                                    Phoenix, Arizona 85009
                                    Attention:  William S. Levine
                                    Telecopy: (602) 433-2482

   The US Administrative            Canadian Imperial Bank of Commerce
            Agent:                  425 Lexington Avenue
                                    New York, New York 10017
                                    Attention:  Matthew Jones
                                    Telecopy: (212) 856-3558

   The Canadian                     Canadian Imperial Bank of Commerce
   Administrative Agent:            Commerce Court West, 50th Floor
                                    Toronto, Ontario, Canada M5L1A2
                                    Attention:  Warren Lobo
                                    Telecopy:   (416) 980-2211

provided that any notice, request or demand to or upon the Administrative Agents or the Lenders pursuant to subsection 2.5, 2.6, 2.8, 2.14, 2.15, 2.16, 3.2, 4.2,
4.4 or 4.8 shall not be effective until received.

                  11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  11.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and any Notes and the making of the Loans hereunder.

                  11.5 Payment of Expenses and Taxes. Each Borrower agrees (a) to pay or reimburse each Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, any Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agents, (b) to pay or reimburse each Lender and each Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Administrative Agents and to the several Lenders, and (c) to pay, indemnify, and hold each Lender and each Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and each Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, any Notes, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that the Borrowers shall have no obligation hereunder to either Administrative Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of such Administrative Agent or any such Lender or (ii) legal proceedings commenced against such Administrative Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder and, in the case of any Lender that may assign any interest under subsection 11.6(b), shall survive the making of such assignment, notwithstanding that such Lender may cease to be a party hereto.

                  11.6 Successors and Assigns; Participations and Assignments.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agents, all future holders of any Notes and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Borrowers and the Administrative Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrowers agree that if amounts outstanding under this Agreement and any Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 11.7(a) as fully as if it were a Lender hereunder. The Borrowers also agree that each Participant shall be entitled to the benefits of subsections 4.10, 4.11 and 4.12 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 4.11, such Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof or any Approved Fund in respect of such Lender or, with the consent of the Company (except in the case of assignments made by CIBC Inc. in connection with its initial syndication of the Loans and Commitments) and the Administrative Agents (which in each case shall not be unreasonably withheld), to any additional bank or financial institution ("an Assignee") all or any part of its rights and obligations under this Agreement and any Notes pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company (except in connection with the initial syndication by CIBC Inc. referred to above) and the Administrative Agents) and delivered to the Administrative Agents for acceptance and recording in the relevant Register, provided that the aggregate amount of Term Loans and Revolving Credit Commitments assigned pursuant to any such assignment (other than to an Affilate of such Lender or any Approved Fund in respect of such Lender), and the amount retained by the assigning Lender (unless such Lender is assigning all of its Loans and Commitments), must each be in an amount not less than $5,000,000. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto, except that it shall remain entitled to the benefit of any indemnity stated to survive the termination hereof). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Company shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by either Borrower, for any assignment which occurs at any time when any of the events described in Section 9(f) shall have occurred and be continuing. Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, no Assignment and Acceptance shall be effective unless and until it shall have been accepted by the applicable Administrative Agent and recorded in the Register as provided in paragraph (d) of this subsection.

                  (d) Each Administrative Agent shall, on behalf of the respective Borrowers, with respect to the Loans relevant to such Administrative Agent, maintain at its address referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each relevant Lender from time to time. The entries in the Registers shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agents and the Lenders may (and, in the case of any Loan or other obligation hereunder not evidenced by a Note, shall) treat each Person whose name is recorded in Registers as the owner of the Loan recorded therein for all purposes of this Agreement. Any assignment of any Loan or other obligation hereunder not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the relevant Register. The Registers shall be available for inspection by the relevant Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Company (except in connection with the initial syndication by CIBC Inc. referred to above) and the Administrative Agents), together (except as may be waived by the applicable

Administrative Agent in the case of assignments contemplated to occur substantially concurrently with the Closing Date) with payment to the relevant Administrative Agent of a registration and processing fee of $3,500, the relevant Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the relevant Register and give notice of such acceptance and recordation to the Lenders and the Company.

                  (f) Each Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee subject to the provisions of subsection 11.15, any and all information in such Lender's possession concerning the Borrowers and their Affiliates which has been delivered to such Lender by or on behalf of either Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of either Borrower in connection with such Lender's credit evaluation of the Borrowers and their Affiliates prior to becoming a party to this Agreement.

                  (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  11.7 Adjustments; Set-off. (a) If any Lender (a "benefitted Lender") at any time shall receive from either Borrower or any Guarantor any payment of all or part of any Class of Loans or L/C Reimbursement Obligations, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f) or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or L/C Reimbursement Obligations of such Class, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders which hold Loans or L/C Reimbursement Obligations of such Class such portion of each such other Lender's Loans or L/C Reimbursement Obligations of such Class, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of such other Lenders; provided, however, that if, at the time of the receipt by the benefitted Lender of such payment or collateral, amounts shall be then due and unpaid in respect of more than one Class, the sharing described in this subsection shall include all Classes with respect to which amounts are then due and unpaid (provided that in no event shall any such sharing which shall occur prior to the date upon which the Loans shall have become due and payable (whether at the stated maturity, by acceleration or otherwise) be effected (i) among Classes in respect of which the obligors are not the same Borrower, (ii) by the Canadian Term Loan Lenders with any other Class in respect of which the obligor is the Canadian Borrower or
(iii) which would result in any Canadian Term Loan Lender receiving amounts in excess of the limits imposed by subsection 4.3(f)(iii)); and provided, further, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Borrower agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) If, as a result of the operation of the second sentence of subsection 2.16(b)(7), any Canadian Revolving Credit Lender shall, on any date upon which all the Loans shall be accelerated in accordance with the last paragraph of Section 9, be the issuer Bankers' Acceptances in an aggregate amount which is less than such Canadian Revolving Credit Lender's Canadian Revolving Credit Commitment Percentage of the aggregate amount of all the then outstanding Bankers' Acceptances, such Canadian Revolving Credit Lender shall purchase for cash from each of the other Canadian Revolving Credit Lenders such portion of each such other Canadian Revolving Credit Lender's obligations with respect to then outstanding Bankers' Acceptances as shall be necessary to cause all such obligations with respect to Bankers' Acceptances to be held ratably among the Canadian Revolving Credit Lenders according to their respective Canadian Revolving Credit Commitment Percentages. The Canadian Borrower agrees that each Canadian Revolving Credit Lender so purchasing a portion of another Canadian Revolving Credit Lender's obligations with respect to Bankers' Acceptances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (c) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to either Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by either Borrower hereunder or under any Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Company and the US Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the US Administrative Agent.

                  11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Administrative Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by either Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                  11.11 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  11.12 Submission To Jurisdiction; Waivers. Each Borrower hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in subsection 11.2 or at such other address of which the Administrative Agents shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  11.13 Acknowledgements. Each Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Loan Documents;

                  (b) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to such Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and such Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

                  11.14 WAIVERS OF JURY TRIAL. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  11.15 Confidentiality. Each Lender agrees to keep confidential all non-public information provided to it by the Company pursuant to this Agreement that is designated by the Company in writing as confidential; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to the Administrative Agents or any other Lender, (ii) to any Transferee or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors which agree to comply with the provisions of this subsection, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement, or (vii) in connection with the exercise of any remedy hereunder.

                                 [reserved page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                            OUTDOOR SYSTEMS, INC.


                            By:  /s/  William S. Levine
                                 ----------------------------------
                                     Name:    William S. Levine
                                     Title:   Chairman of the Board


                            MEDIACOM, INC.


                            By:  /s/  William S. Levine
                                 ----------------------------------
                                     Name:    William S. Levine
                                     Title:   Chairman of the Board


                            CANADIAN IMPERIAL BANK OF
                            COMMERCE, NEW YORK AGENCY, as
                            US Administrative Agent and as a Lender


                            By:  /s/  Matthew B. Jones
                                 ----------------------------------
                                     Name:    Matthew B. Jones
                                     Title:   Authorized Signatory


                            CANADIAN IMPERIAL BANK OF
                            COMMERCE, as Canadian Administrative Agent and as a Lender


                            By:  /s/  Matthew B. Jones
                                 ----------------------------------
                                     Name:    Matthew B. Jones
                                     Title:   Authorized Signatory


                            CIBC INC., as a Lender


                            By:  /s/  Matthew B. Jones
                                 ----------------------------------
                                     Name:    Matthew B. Jones
                                     Title:   Authorized Signatory

                              BANK OF AMERICA NATIONAL TRUST &
                              SAVINGS ASSOCIATION


                              By:   /s/
                                  ----------------------------------
                                    Name:
                                    Title:

                              BANKBOSTON, N.A.

                              By:   /s/
                                  ----------------------------------
                                    Name:
                                    Title:

                                          BANQUE PARIBAS


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:



                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          FIRST UNION NATIONAL BANK


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          UNION BANK OF CALIFORNIA NA

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          BANK OF MONTREAL, CHICAGO BRANCH

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE BANK OF NOVA SCOTIA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CREDIT LYONNAIS LOS ANGELES BRANCH

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          MELLON BANK, N.A.

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE SUMITOMO BANK, LIMITED, NEW
                                          YORK BRANCH

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          BANK ONE, ARIZONA, NA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                         CITIBANK, N.A.

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          COMMERZBANK AG, NEW YORK BRANCH


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          FLEET NATIONAL BANK


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          IMPERIAL BANK, A CALIFORNIA BANKING
                                          CORPORATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          LONG TERM CREDIT BANK OF JAPAN, LTD.
                                          LOS ANGELES AGENCY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          MERITA BANK LIMITED - NEW YORK BRANCH


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          SOUTHERN PACIFIC THRIFT & LOAN
                                          ASSOCIATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          BANK OF HAWAII


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE BANK OF NEW YORK


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CITY NATIONAL BANK


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CORESTATES BANK NA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                         FIRST HAWAIIAN BANK


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE FUJI BANK LIMITED, LOS ANGELES
                                          AGENCY



                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                          LOS ANGELES AGENCY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          MICHIGAN NATIONAL BANK



                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, LOS ANGELES AGENCY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          NORWEST BANK ARIZONA, NATIONAL
                                          ASSOCIATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          ALLSTATE LIFE INSURANCE COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          FLOATING RATE PORTFOLIO

                                          By:   CHANCELLOR LGT SENIOR SECURED
                                                   MANAGEMENT INC., AS ATTORNEY
                                                   IN FACT


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          PRIME INCOME TRUST


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                                     DEEPROCK & COMPANY

                                                     By:/s/
                                                     --------------------
                                                     Name:
                                                     Title:

                                          INDOSUEZ CAPITAL FUNDING III, LIMITED

                                            By:   INDOSUEZ CAPITAL LUXEMBOURG,
                                                  AS COLLATERAL MANAGER


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          KZH-ING-1 CORPORATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          MASSACHUSETTS MUTUAL LIFE
                                          INSURANCE COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          METROPOLITAN LIFE INSURANCE
                                          COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          KZH HOLDING CORPORATION III


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          ROYALTON COMPANY

                                          By:   PACIFIC INVESTMENT MANAGEMENT
                                                COMPANY, AS ITS INVESTMENT
                                                ADVISOR


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          PROTECTIVE LIFE INSURANCE CO.


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          ALLIED SIGNAL INC.


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          KZH - SOLEIL CORPORATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          KZH-CRESCENT CORPORATION



                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE TRAVELERS INSURANCE COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                          RATE INCOME TRUST


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          BANK OF AMERICA CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          PARIBAS BANK OF CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CREDIT LYONNAIS CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                         MELLON BANK CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          KZH SOLEIL CORPORATION


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          DRESDNER BANK CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          THE SUMITOMO BANK OF CANADA


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          ALLSTATE INSURANCE COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CRESCENT/MACH I PARTNERS, L.P.


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          ING HIGH INCOME PRINCIPAL
                                          PRESERVATION OFFERING, L.P.


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                          CONTINENTAL ASSURANCE COMPANY


                                          By:  /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                                                   Schedule 1.1B


                             APPLICABLE MARGIN GRID

APPLICABLE MARGIN FOR EURODOLLAR LOANS AND BANKERS' ACCEPTANCES:



     Total Leverage Ratio                                               Applicable Margin for Revolving Credit
     Loans and Term Loans


     Greater than or equal to 6.00:1.00                                                 2.125%

     Greater than or equal to 5.50:1.00
     and less than 6.00:1.00                                                            1.875%

     Greater than or equal to 5.00:1.00
     and less than 5.50:1.00                                                            1.500%

     Greater than or equal to 4.50:1.00
     and less than 5.00:1.00                                                            1.250%

     Greater than or equal to 4.00:1.00
     and less than 4.50:1.00                                                            1.000%

     Less than 4.00:1.00                                                                0.750%


APPLICABLE MARGIN FOR ABR AND C$ PRIME LOANS:

     For each applicable Total Leverage Ratio, a margin that is 1.00% per annum less than the Applicable Margin for Eurodollar Loans/Bankers' Acceptances set forth above, provided that such margin shall not be less than 0.00%.